UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period :	January 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|13

Annual report

Putnam VT
Global Asset Allocation Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Performance summary (as of 12/31/13)

Investment objective

Long-term return consistent with preservation of capital

Net asset value December 31, 2013

Class IA: $18.77	Class IB: $18.88

Total return at net asset value

			Russell 3000	U.S. Aggregate
(as of 12/31/13)	Class IA shares*	Class IB shares†	Index	Bond Index

1 year	19.78%	19.49%	33.55%	–2.02%

5 years	113.15	110.71	135.71	24.27
Annualized	16.34	16.07	18.71	4.44

10 years	94.58	90.51	113.59	55.99
Annualized	6.88	6.66	7.88	4.55

Life	615.04	586.01	1240.17	436.67
Annualized	7.89	7.71	10.53	6.72

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies. Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Global Asset Allocation Fund 1

Report from your fund’s managers

How would you describe the investment environment for the 12 months ended December 31, 2013?

Global equities posted strong results for the year, reflecting improving confidence levels in the prospects for global economic growth. This was particularly true in the United States, where signs of growth began to stabilize during the second half of the year. Not surprisingly, U.S. stocks performed the best among the world’s major equity markets in 2013, with the S&P 500 Index, a broad-based bellwether for U.S. equities, touching then-record highs and finishing the year up by more than 32%. Meanwhile, the MSCI EAFE Index, a proxy for stocks in the developed nations of the world, rose approximately 23%, while the MSCI Emerging Markets Index actually turned in a small negative return for the year.

For the most part, bonds did not do nearly as well against this backdrop of global growth prospects, particularly those segments of the bond market most sensitive to interest rates. As the year unfolded, fixed-income investors worried about the Federal Reserve’s plans to begin tapering its massive economic stimulus program. This concern was reflected in the falling price of many interest-rate-sensitive securities and an accompanying rise in their yields. For the 12 months, the Barclays U.S. Aggregate Bond Index, a performance measure for the intermediate-term, investment-grade bond market, registered a negative result, ending at –2.02%. Conversely, to the extent that interest rates were rising in the context of an improving U.S. economy, this was a more supportive investment environment for high-yield bonds and other lower-quality sectors of the market.

How did the fund perform in this environment?

Performance before sales charge aligned with its relative exposure to equities. The fund maintained a tactical overweight to equities, with a slight bias toward U.S. stocks over international developed-market and emerging-market issues, in order to take advantage of the more favorable economic trends in the United States. This allocation strategy was favorable to the fund’s relative performance.

Within fixed income, the fund was positioned to be underweight to Treasury Inflation-Protected Securities (TIPS), given the currently tame tenor of inflation. The fund also was underweight in its exposure to investment-grade bonds, given their sensitivity to rising interest rates. This strategy, too, proved beneficial.

Did you make any significant changes to your asset allocation strategy?

We narrowed our overweight to equities, acknowledging the nice run-up in stock prices over the year and also expressing our concerns about the ongoing fiscal deadlock in the U.S. Congress. We also whittled back our exposure to commodities on worries about slack demand from the developing world, and we narrowed our underweight to interest-rate-sensitive fixed-income assets, thus creating a more neutral overall positioning relative to the fund’s secondary benchmark, which is a blend of the Russell 3000 Index and the Barclays U.S. Aggregate Bond Index.

What role do derivatives play in the portfolio?

We use a variety of derivatives to establish exposures in the fund. We use forward currency contracts as part of our currency hedging efforts. In addition, we purchase and write options to hedge pricing risk and prepayment risk, generate income, and enhance returns. We use futures contracts to allow some of the fund’s cash to become exposed to equity markets. This gives us flexibility to manage exposure to market risk. With total return swaps, we manage or hedge exposures to countries and sectors, and we employ interest-rate swaps to hedge interest-rate and prepayment risk. Credit default swaps enable us to hedge credit and market risk or to gain exposure to specific securities or groups of securities.

What is your outlook as we move ahead into 2014?

We believe the fundamentals of the U.S. economy are sufficiently solid to support further growth in the equity market, although it probably is not realistic to expect the same extraordinary pace of growth we saw in 2013. By beginning to unwind its quantitative easing program, as it did in mid-December, the Fed acknowledged its belief that the U.S. economy has begun to exhibit solid vital signs. Indeed, it appears the U.S. economy is continuing to grow, albeit still below the historical trend line for an economic expansion, which is why the central bank is continuing its aggressive monetary policy and has pledged to keep short-term interest rates near zero for the foreseeable future. Corporate earnings have been strong for the most part. Corporate balance sheets also remain healthy. Equity valuations, while not cheap, are still reasonable, in our opinion. All of which suggests that the equity market could well continue its upward path in 2014. Likewise, we believe credit-sensitive assets such as high-yield bonds will likely continue to grow, although not along the same trend line as in 2013.

Our outlook for interest-rate-sensitive assets remains overcast with doubt. In the current rising-rate environment, the opportunity set in these assets is not very attractive from a risk/reward perspective, in our opinion. We also believe that the current weakness in global demand for commodities suggests that that asset class may not perform very well either.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates

2 Putnam VT Global Asset Allocation Fund

rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund’s managers are Robert J. Kea, CFA®; Joshua B. Kutin, CFA®; Robert J. Schoen; and Jason R. Vaillancourt, CFA®.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

A word about derivatives

Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position. Derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. Because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Putnam VT Global Asset Allocation Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2013, to December 31, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/13		for the 6 months ended 12/31/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.87	$6.20	$4.63	$5.90

Ending value
(after expenses)	$1,123.30	$1,121.80	$1,020.62	$1,019.36

Annualized
expense ratio†	0.91%	1.16%	0.91%	1.16%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

A note about your fund’s auditor

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

4 Putnam VT Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Global Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Global Asset Allocation Fund (the “fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2014

Putnam VT Global Asset Allocation Fund 5

The fund’s portfolio 12/31/13

COMMON STOCKS (55.2%)*	Shares	Value

Basic materials (3.2%)
Akzo Nobel NV (Netherlands)	374	$29,018

Amcor, Ltd. (Australia)	5,414	51,198

Archer Daniels-Midland Co.	28,400	1,232,560

Arkema (France)	186	21,786

Asahi Kasei Corp. (Japan)	13,000	101,892

Assa Abloy AB Class B (Sweden)	1,940	102,853

Axiall Corp.	176	8,349

BASF SE (Germany)	1,259	134,253

BHP Billiton PLC (United Kingdom)	2,394	74,227

BHP Billiton, Ltd. (Australia)	2,761	93,896

Buzzi Unicem SpA (Italy)	359	6,499

Cambrex Corp. †	2,669	47,588

CF Industries Holdings, Inc.	1,200	279,648

Chemtura Corp. †	2,668	74,491

Cie de St-Gobain (France)	313	17,300

Domtar Corp. (Canada)	700	66,038

Dow Chemical Co. (The)	23,800	1,056,720

EMS-Chemie Holding AG (Switzerland)	142	50,602

Fortescue Metals Group, Ltd. (Australia)	2,844	14,841

Fortune Brands Home & Security, Inc.	5,300	242,210

Glencore Xstrata PLC (United Kingdom)	20,132	104,657

Holcim, Ltd. (Switzerland)	716	53,831

Horsehead Holding Corp. † S	2,858	46,328

Innophos Holdings, Inc.	571	27,751

Innospec, Inc.	735	33,972

Johnson Matthey PLC (United Kingdom)	2,698	146,905

KapStone Paper and Packaging Corp. †	276	15,417

Koninklijke Boskalis Westminster NV (Netherlands)	1,239	65,694

Koppers Holdings, Inc.	233	10,660

Kraton Performance Polymers, Inc. †	782	18,025

L.B. Foster Co. Class A	586	27,712

Landec Corp. †	1,750	21,210

Louisiana-Pacific Corp. †	325	6,016

LSB Industries, Inc. †	1,252	51,357

LyondellBasell Industries NV Class A	8,147	654,041

Minerals Technologies, Inc.	327	19,643

Monsanto Co.	234	27,273

Mota-Engil SGPS SA (Portugal)	5,645	33,585

NN, Inc.	2,157	43,550

OM Group, Inc. †	708	25,778

Orora, Ltd. (Australia) †	5,414	5,608

Packaging Corp. of America	1,900	120,232

PPG Industries, Inc.	2,825	535,790

Reliance Steel & Aluminum Co.	1,500	113,760

S&W Seed Co. †	1,807	12,559

Solvay SA (Belgium)	145	22,951

Sumitomo Metal Mining Co., Ltd. (Japan)	4,000	52,449

Syngenta AG (Switzerland)	214	85,308

Trex Co., Inc. †	808	64,260

Tronox, Ltd. Class A S	690	15,918

UPM-Kymmene OYJ (Finland)	4,261	72,091

Veidekke ASA (Norway)	2,940	23,657

voestalpine AG (Austria)	2,072	100,341

W.R. Grace & Co. †	142	14,040

COMMON STOCKS (55.2%)* cont.	Shares	Value

Basic materials cont.
Wendel SA (France)	551	$80,332

Zep, Inc.	1,588	28,838

		6,487,508
Capital goods (3.3%)
ABB, Ltd. (Switzerland)	3,856	101,873

AGCO Corp. S	3,300	195,327

Aisin Seiki Co., Ltd. (Japan)	2,300	93,594

Allegion PLC (Ireland) †	3,633	160,542

Alliant Techsystems, Inc. S	404	49,159

Altra Industrial Motion Corp.	1,561	53,417

Astronics Corp. †	421	21,471

AZZ, Inc.	740	36,156

Ball Corp.	2,900	149,814

Chart Industries, Inc. †	761	72,782

Chase Corp.	871	30,746

Coway Co., Ltd. (South Korea)	487	30,689

Cummins, Inc.	5,800	817,626

Daelim Industrial Co., Ltd. (South Korea)	53	4,733

Daikin Industries, Ltd. (Japan)	400	24,961

Douglas Dynamics, Inc.	1,370	23,043

DXP Enterprises, Inc. †	292	33,638

Airbus Group NV (France)	2,658	204,873

Exelis, Inc.	6,700	127,702

Faurecia (France) †	725	27,678

Franklin Electric Co., Inc.	1,133	50,577

Generac Holdings, Inc.	916	51,882

Greenbrier Cos., Inc. (The) † S	1,954	64,169

HEICO Corp.	368	21,326

Hermes Microvision, Inc. (Taiwan)	153	4,984

Hitachi, Ltd. (Japan)	8,000	60,654

Hyster-Yale Materials Holdings, Inc.	329	30,650

IDEX Corp.	2,700	199,395

IHI Corp. (Japan)	16,000	69,183

II-VI, Inc. †	2,144	37,734

IMI PLC (United Kingdom)	4,347	110,179

Ingersoll-Rand PLC	9,300	572,880

JGC Corp. (Japan)	2,000	78,555

Kadant, Inc.	878	35,577

Leggett & Platt, Inc. S	5,500	170,170

Miller Industries, Inc.	1,062	19,785

Mine Safety Appliances Co.	365	18,692

MRC Global, Inc. †	3,100	100,006

NACCO Industries, Inc. Class A	163	10,137

Northrop Grumman Corp.	6,800	779,348

Polypore International, Inc. †	224	8,714

Raytheon Co. S	9,941	901,649

Rheinmetall AG (Germany)	459	28,323

Safran SA (France)	739	51,391

Schneider Electric SA (France)	402	35,284

Singapore Technologies Engineering, Ltd.
(Singapore)	22,000	69,243

SMC Corp. (Japan)	300	75,779

Standard Motor Products, Inc.	1,529	56,267

Standex International Corp.	422	26,535

Stoneridge, Inc. †	2,364	30,141

Tenneco, Inc. †	383	21,666

THK Co., Ltd. (Japan)	2,700	67,473

6 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (55.2%)* cont.	Shares	Value

Capital goods cont.
TriMas Corp. †	2,013	$80,299

US Ecology, Inc.	389	14,467

Vinci SA (France)	1,809	119,202

WABCO Holdings, Inc. †	2,000	186,820

WESCO International, Inc. † S	410	37,339

Zodiac Aerospace (France)	290	51,493

		6,607,792
Communication services (2.3%)
Arris Group, Inc. †	487	11,866

Aruba Networks, Inc. †	517	9,254

BroadSoft, Inc. †	182	4,976

BT Group PLC (United Kingdom)	21,876	137,739

CalAmp Corp. †	1,567	43,829

Comcast Corp. Class A	27,700	1,439,431

Deutsche Telekom AG (Germany)	5,176	88,526

EchoStar Corp. Class A †	3,109	154,579

Frontier Communications Corp. S	5,622	26,142

HSN, Inc.	406	25,294

IDT Corp. Class B	878	15,690

Inteliquent, Inc.	1,299	14,835

Iridium Communications, Inc. † S	2,314	14,486

Jazztel PLC (Spain) †	1,822	19,539

KDDI Corp. (Japan)	300	18,502

Liberty Global PLC Ser. C (United Kingdom) †	223	18,803

Loral Space & Communications, Inc. †	428	34,659

NTT DoCoMo, Inc. (Japan)	4,300	70,650

Numericable SAS (France) †	1,237	44,926

Orange (France)	4,392	54,590

RingCentral, Inc. Class A †	206	3,784

Ruckus Wireless, Inc. †	1,337	18,985

ShoreTel, Inc. †	1,441	13,372

T-Mobile US, Inc. †	7,800	262,392

TDC A/S (Denmark)	4,545	44,095

Tele2 AB Class B (Sweden)	2,657	30,142

Telecity Group PLC (United Kingdom)	1,623	19,548

Telefonica SA (Spain)	4,417	72,106

Telenor ASA (Norway)	2,998	71,592

Telstra Corp., Ltd. (Australia)	20,894	97,966

Turkcell Iletisim Hizmetleri AS (Turkey) †	2,541	13,454

Ubiquiti Networks, Inc. † S	832	38,239

USA Mobility, Inc.	1,249	17,836

Verizon Communications, Inc.	30,121	1,480,146

Vodafone Group PLC (United Kingdom)	44,240	173,911

Ziggo NV (Netherlands)	1,549	70,891

		4,676,775
Conglomerates (1.1%)
AMETEK, Inc.	7,700	405,559

Danaher Corp.	12,900	995,880

Exor SpA (Italy)	1,203	47,961

General Electric Co.	13,845	388,075

Marubeni Corp. (Japan)	4,000	28,785

Mitsubishi Corp. (Japan)	2,800	53,740

Siemens AG (Germany)	1,914	261,517

		2,181,517
Consumer cyclicals (7.7%)
Adidas AG (Germany)	533	67,948

ADT Corp. (The)	6,950	281,267

Advance Auto Parts, Inc.	2,200	243,496

COMMON STOCKS (55.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Alpine Electronics, Inc. (Japan)	1,900	$26,670

American Eagle Outfitters, Inc. S	8,900	128,160

ANN, Inc. †	1,146	41,898

Ascena Retail Group, Inc. †	976	20,652

Ascent Capital Group, Inc. Class A †	126	10,781

Atresmedia Corporacion de Medios de Comunicacion,
SA (Spain) †	3,139	51,941

Babcock International Group PLC (United Kingdom)	3,601	80,826

Bally Technologies, Inc. †	211	16,553

Bayerische Motoren Werke (BMW) AG (Germany)	670	78,573

Big Lots, Inc. † S	1,021	32,968

Blyth, Inc.	748	8,138

Bridgestone Corp. (Japan)	600	22,746

Brown Shoe Co., Inc.	599	16,856

Brunswick Corp.	1,066	49,100

Buckle, Inc. (The)	363	19,079

Bureau Veritas SA (France)	2,179	63,834

Carmike Cinemas, Inc. †	1,105	30,763

Coach, Inc.	6,755	379,158

Compagnie Financiere Richemont SA (Switzerland)	1,154	115,480

Compass Group PLC (United Kingdom)	8,206	131,574

Continental AG (Germany)	734	161,016

Cooper Tire & Rubber Co.	684	16,443

Corporate Executive Board Co. (The)	260	20,132

Crocs, Inc. †	563	8,963

CST Brands, Inc.	3,700	135,864

Ctrip.com International, Ltd. ADR (China) †	300	14,886

Daimler AG (Registered Shares) (Germany)	903	78,164

Deckers Outdoor Corp. †	240	20,270

Deluxe Corp.	1,501	78,337

Demand Media, Inc. †	1,513	8,730

Denso Corp. (Japan)	1,100	58,160

Destination Maternity Corp.	1,696	50,676

Expedia, Inc.	3,350	233,361

Experian PLC (United Kingdom)	4,645	85,729

Five Below, Inc. †	190	8,208

Fuji Heavy Industries, Ltd. (Japan)	4,700	135,012

G&K Services, Inc. Class A	247	15,371

GameStop Corp. Class A S	832	40,984

Gannett Co., Inc.	7,600	224,808

Gap, Inc. (The)	7,200	281,376

Genesco, Inc. † S	420	30,685

Global Cash Access Holdings, Inc. †	1,994	19,920

Global Mediacom Tbk PT (Indonesia)	261,500	40,877

GOME Electrical Appliances Holding, Ltd. (China)	82,000	15,197

Graham Holdings Co. Class B †	200	132,664

Green Dot Corp. Class A †	900	22,635

Guangzhou Automobile Group Co., Ltd. (China)	10,000	11,048

Hanesbrands, Inc.	3,000	210,810

Harbinger Group, Inc. †	4,389	52,010

Hino Motors, Ltd. (Japan)	5,000	78,801

Home Depot, Inc. (The)	16,600	1,366,844

ITV PLC (United Kingdom)	30,660	98,553

Jin Co., Ltd. (Japan) S	800	33,887

KAR Auction Services, Inc.	2,523	74,555

Kimberly-Clark Corp.	13,100	1,368,426

Kingfisher PLC (United Kingdom)	4,628	29,586

Putnam VT Global Asset Allocation Fund 7

COMMON STOCKS (55.2%)* cont.	Shares	Value

Consumer cyclicals cont.
La-Z-Boy, Inc.	498	$15,438

Liberty Media Corp. Class A †	2,400	351,480

LifeLock, Inc. †	651	10,683

LIN Media, LLC Class A †	1,137	32,643

LIXIL Group Corp. (Japan)	1,600	43,940

Lowe’s Cos., Inc.	21,600	1,070,280

Lumber Liquidators Holdings, Inc. †	156	16,051

Luxottica Group SpA (Italy)	535	28,735

Macy’s, Inc.	8,600	459,240

Marcus Corp.	1,907	25,630

Matahari Department Store Tbk PT (Indonesia) †	25,500	23,112

MAXIMUS, Inc.	354	15,572

McGraw-Hill Cos., Inc. (The)	9,300	727,260

Men’s Wearhouse, Inc. (The)	353	18,031

MGM China Holdings, Ltd. (Hong Kong)	16,800	72,060

Moncler SpA (Italy) †	599	13,020

Namco Bandai Holdings, Inc. (Japan)	3,000	66,645

Navistar International Corp. †	683	26,084

Next PLC (United Kingdom)	1,687	152,287

Nintendo Co., Ltd. (Japan)	100	13,372

Nissan Motor Co., Ltd. (Japan)	8,000	67,347

Panasonic Corp. (Japan)	6,800	79,270

Penn National Gaming, Inc. †	3,019	43,262

Perry Ellis International, Inc. †	1,477	23,322

PetSmart, Inc. S	3,000	218,250

Pier 1 Imports, Inc.	484	11,171

Pitney Bowes, Inc. S	8,044	187,425

Prada SpA (Italy)	2,000	17,833

Priceline.com, Inc. †	900	1,046,160

Puregold Price Club, Inc. (Philippines)	11,600	9,941

Randstad Holding NV (Netherlands)	515	33,439

Renault SA (France)	767	61,926

Ryland Group, Inc. (The) S	1,214	52,700

Scripps Networks Interactive Class A	3,100	267,871

Sears Hometown and Outlet Stores, Inc. †	615	15,683

Sega Sammy Holdings, Inc. (Japan)	1,700	43,355

Select Comfort Corp. † S	1,240	26,152

Serco Group PLC (United Kingdom)	1,583	13,082

Sinclair Broadcast Group, Inc. Class A S	2,070	73,961

SJM Holdings, Ltd. (Hong Kong)	27,000	91,417

SodaStream International, Ltd. (Israel) †	170	8,439

Sonic Automotive, Inc. Class A S	3,634	88,960

Sports Direct International PLC (United Kingdom) †	2,384	28,311

Steven Madden, Ltd. †	285	10,428

Sun TV Network, Ltd. (India)	2,061	12,700

Suzuki Motor Corp. (Japan)	2,200	59,258

Swatch Group AG (The) (Switzerland)	106	70,335

Tata Motors, Ltd. (India)	1,873	11,415

Thomas Cook Group PLC (United Kingdom) †	10,867	30,104

Tile Shop Holdings, Inc. † S	1,340	24,214

TiVo, Inc. †	1,128	14,799

Town Sports International Holdings, Inc.	1,576	23,262

Toyota Motor Corp. (Japan)	3,400	206,898

Trump Entertainment Resorts, Inc. †	34	68

TUI Travel PLC (United Kingdom)	9,728	66,600

Vail Resorts, Inc.	287	21,591

Valeo SA (France)	159	17,616

COMMON STOCKS (55.2%)* cont.	Shares	Value

Consumer cyclicals cont.
ValueClick, Inc. † S	1,194	$27,904

Viacom, Inc. Class B	9,800	855,932

VOXX International Corp. †	2,853	47,645

World Fuel Services Corp. S	1,095	47,260

WPP PLC (United Kingdom)	4,632	106,295

Wyndham Worldwide Corp.	3,600	265,284

Wynn Resorts, Ltd.	2,000	388,420

		15,180,317
Consumer staples (4.1%)
AFC Enterprises †	696	26,796

Ajinomoto Co., Inc. (Japan)	2,000	28,981

Alsea SAB de CV (Mexico)	4,600	14,374

Angie’s List, Inc. †	187	2,833

Anheuser-Busch InBev NV (Belgium)	1,493	159,190

Associated British Foods PLC (United Kingdom)	1,317	53,353

Barrett Business Services, Inc.	412	38,209

Barry Callebaut AG (Switzerland)	13	16,309

Beacon Roofing Supply, Inc. †	503	20,261

Blue Nile, Inc. †	383	18,035

Boulder Brands, Inc. †	481	7,629

Bright Horizons Family Solutions, Inc. †	712	26,159

British American Tobacco (BAT) PLC
(United Kingdom)	2,758	147,978

Britvic PLC (United Kingdom)	1,168	13,423

Calbee, Inc. (Japan)	3,200	77,856

Carrefour SA (France)	2,161	85,695

Chaoda Modern Agriculture Holdings, Ltd.
(China) † F	10,000	645

Coca-Cola Enterprises, Inc.	500	22,065

Colgate-Palmolive Co.	30,400	1,982,384

Core-Mark Holding Co., Inc. S	445	33,789

CVS Caremark Corp.	31,100	2,225,827

Diageo PLC (United Kingdom)	2,132	70,423

Distribuidora Internacional de Alimentacion SA
(Spain)	6,195	55,421

Geo Group, Inc. (The) R	725	23,360

Grand Canyon Education, Inc. †	279	12,164

Hain Celestial Group, Inc. (The) †	134	12,165

Heineken Holding NV (Netherlands)	1,110	70,393

Henkel AG & Co. KGaA (Preference) (Germany)	355	41,184

ITOCHU Corp. (Japan)	1,100	13,614

ITT Educational Services, Inc. † S	3,244	108,934

Japan Tobacco, Inc. (Japan)	5,600	182,208

Kao Corp. (Japan)	1,100	34,645

Kerry Group PLC Class A (Ireland)	893	62,052

Kforce, Inc. S	1,761	36,030

Koninklijke Ahold NV (Netherlands)	3,597	64,586

L’Oreal SA (France)	782	137,710

Liberty Interactive Corp. Class A †	12,800	375,680

Lindt & Spruengli AG (Switzerland)	24	108,179

Magnit OJSC (Russia)	116	32,410

ManpowerGroup, Inc.	2,600	223,236

MEIJI Holdings Co., Ltd. (Japan)	1,200	77,244

Molson Coors Brewing Co. Class B	2,400	134,760

MWI Veterinary Supply, Inc. †	214	36,506

Nestle SA (Switzerland)	4,150	304,643

New Oriental Education & Technology Group, Inc.
ADR (China)	500	15,750

8 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (55.2%)* cont.	Shares	Value

Consumer staples cont.
On Assignment, Inc. †	1,269	$44,313

OpenTable, Inc. †	215	17,065

Papa John’s International, Inc.	886	40,224

Philip Morris International, Inc.	145	12,634

Pool Corp.	277	16,105

Procter & Gamble Co. (The)	2,124	172,915

Reckitt Benckiser Group PLC (United Kingdom)	770	61,305

RetailMeNot, Inc. †	940	27,063

Ruby Tuesday, Inc. † S	4,161	28,836

SABMiller PLC (United Kingdom)	980	50,468

Seven & I Holdings Co., Ltd. (Japan)	300	11,948

Shutterfly, Inc. †	191	9,728

Spartan Stores, Inc.	878	21,318

Suedzucker AG (Germany)	1,686	45,511

TrueBlue, Inc. †	3,545	91,390

Unilever PLC (United Kingdom)	1,294	53,078

United Natural Foods, Inc. †	269	20,280

USANA Health Sciences, Inc. †	221	16,703

WM Morrison Supermarkets PLC (United Kingdom)	1,646	7,129

Wolseley PLC (United Kingdom)	523	29,701

Woolworths, Ltd. (Australia)	1,285	38,849

zulily, Inc. Class A †	159	6,587

		8,058,238
Energy (4.7%)
Alpha Natural Resources, Inc. † S	9,975	71,222

AMEC PLC (United Kingdom)	4,481	80,922

Baker Hughes, Inc.	7,400	408,924

BG Group PLC (United Kingdom)	5,318	114,604

BP PLC (United Kingdom)	23,183	187,800

Cabot Oil & Gas Corp.	7,700	298,452

Callon Petroleum Co. †	5,206	33,995

Canadian Natural Resources, Ltd. (Canada)	882	29,841

Chevron Corp.	1,701	212,472

ConocoPhillips	16,248	1,147,921

Delek US Holdings, Inc.	1,782	61,319

Dril-Quip, Inc. †	1,000	109,930

EPL Oil & Gas, Inc. †	1,488	42,408

Exxon Mobil Corp.	10,204	1,032,645

Ezion Holdings, Ltd. (Singapore)	25,400	44,824

FutureFuel Corp.	2,813	44,445

Gulfport Energy Corp. †	338	21,345

Halliburton Co.	317	16,088

Helix Energy Solutions Group, Inc. †	731	16,945

Key Energy Services, Inc. † S	3,484	27,524

Kodiak Oil & Gas Corp. † S	2,111	23,664

Occidental Petroleum Corp.	11,895	1,131,215

Oceaneering International, Inc.	2,200	173,536

Oil States International, Inc. †	1,300	132,236

PBF Energy, Inc. S	2,200	69,212

Petrofac, Ltd. (United Kingdom)	649	13,171

Phillips 66	9,724	750,012

Repsol SA (Rights) (Spain) †	2,135	1,457

Repsol YPF SA (Spain)	2,135	53,943

Rosetta Resources, Inc. †	316	15,181

Royal Dutch Shell PLC Class A (United Kingdom)	4,525	162,512

Royal Dutch Shell PLC Class A (United Kingdom)	2,738	97,592

Royal Dutch Shell PLC Class B (United Kingdom)	3,429	129,042

Schlumberger, Ltd.	14,600	1,315,606

COMMON STOCKS (55.2%)* cont.	Shares	Value

Energy cont.
Statoil ASA (Norway)	3,392	$82,391

Stone Energy Corp. †	1,008	34,867

Suncor Energy, Inc. (Canada)	1,334	46,767

Superior Energy Services, Inc. †	4,400	117,084

Swift Energy Co. † S	1,248	16,848

Tesoro Corp.	2,900	169,650

Total SA (France)	2,467	151,225

Unit Corp. †	488	25,191

Vaalco Energy, Inc. †	2,739	18,872

Valero Energy Corp.	9,100	458,640

W&T Offshore, Inc.	889	14,224

Woodside Petroleum, Ltd. (Australia)	1,770	61,499

		9,269,263
Financials (10.2%)
3i Group PLC (United Kingdom)	11,318	72,208

Access National Corp.	839	12,543

ACE, Ltd.	323	33,440

Admiral Group PLC (United Kingdom)	290	6,295

AG Mortgage Investment Trust, Inc. R	505	7,898

Ageas (Belgium)	2,145	91,574

Agree Realty Corp. R	847	24,580

AIA Group, Ltd. (Hong Kong)	35,200	177,455

Allianz SE (Germany)	1,012	181,526

Allied World Assurance Co. Holdings AG	2,151	242,654

American Capital Agency Corp. R	7,500	144,675

American Equity Investment Life Holding Co.	1,991	52,523

American Financial Group, Inc.	3,444	198,788

American International Group, Inc.	500	25,525

Amtrust Financial Services, Inc. S	582	19,026

Aon PLC	11,100	931,179

Arlington Asset Investment Corp. Class A	580	15,306

ARMOUR Residential REIT, Inc. R	2,698	10,819

Ashford Hospitality Prime, Inc. † R	634	11,539

Ashford Hospitality Trust, Inc. R	3,174	26,281

Assicurazioni Generali SpA (Italy)	4,667	110,915

Associated Banc-Corp. S	14,900	259,260

Australia & New Zealand Banking Group, Ltd.
(Australia)	4,073	117,253

AvalonBay Communities, Inc. R	2,500	295,575

AXA SA (France)	5,378	150,010

Axis Capital Holdings, Ltd.	5,200	247,364

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	7,450	92,308

Banco Espirito Santo SA (Portugal) †	22,629	32,373

Banco Latinoamericano de Exportaciones SA
Class E (Panama)	1,898	53,182

Banco Santander Central Hispano SA (Spain)	10,764	97,138

Bangkok Bank PCL NVDR (Thailand)	2,500	13,584

Bank of Ireland (Ireland) †	29,576	10,292

Bank of Kentucky Financial Corp.	502	18,524

Bank of Yokohama, Ltd. (The) (Japan)	12,000	67,002

Barclays PLC (United Kingdom)	30,282	137,014

Bellway PLC (United Kingdom)	1,009	26,334

Berkshire Hathaway, Inc. Class B †	900	106,704

BNP Paribas SA (France)	1,363	106,727

BofI Holding, Inc. †	713	55,921

Cardinal Financial Corp. S	1,654	29,772

CBL & Associates Properties, Inc. R	1,128	20,259

Challenger, Ltd. (Australia)	6,132	33,966

Putnam VT Global Asset Allocation Fund 9

COMMON STOCKS (55.2%)* cont.	Shares	Value

Financials cont.
Chimera Investment Corp. R	20,500	$63,550

China Pacific Insurance (Group) Co., Ltd. (China)	2,400	9,514

Citizens & Northern Corp.	1,067	22,012

City National Corp. S	3,700	293,114

CNO Financial Group, Inc.	2,108	37,291

Commerzbank AG (Germany) †	1,530	24,658

Commonwealth Bank of Australia (Australia)	2,984	207,918

CoreLogic, Inc. †	11,500	408,595

CoreSite Realty Corp. R	295	9,496

Credicorp, Ltd. (Peru)	159	21,104

Credit Acceptance Corp. †	282	36,657

Credit Agricole SA (France) †	7,363	94,641

Credit Saison Co., Ltd. (Japan)	2,300	60,662

Credit Suisse Group AG (Switzerland)	1,475	45,285

CYS Investments, Inc. R	1,611	11,938

DBS Group Holdings, Ltd. (Singapore)	5,000	67,959

Deutsche Bank AG (Germany)	1,780	84,930

Dexus Property Group (Australia) R	64,188	57,620

DFC Global Corp. †	1,683	19,270

Discover Financial Services	14,900	833,655

Eagle Bancorp, Inc.	841	25,760

East West Bancorp, Inc.	1,352	47,279

Education Realty Trust, Inc. R	3,170	27,959

Encore Capital Group, Inc. †	1,127	56,643

EPR Properties R	477	23,449

Erste Group Bank AG (Czech Republic)	1,195	41,806

Eurazeo SA (France)	256	20,074

Federal Realty Investment Trust R	1,300	131,833

Financial Institutions, Inc.	1,104	27,280

First Community Bancshares Inc.	1,045	17,452

First Industrial Realty Trust R	1,014	17,694

First Niagara Financial Group, Inc.	26,600	282,492

FirstMerit Corp.	1,296	28,810

Flushing Financial Corp.	1,076	22,273

Genworth Financial, Inc. Class A †	6,413	99,594

Glimcher Realty Trust R	1,983	18,561

Goldman Sachs Group, Inc. (The)	8,600	1,524,436

GPT Group (Australia) R	20,194	61,470

Greenhill & Co., Inc.	259	15,006

Grupo Financiero Banorte SAB de CV (Mexico)	4,500	31,481

Hammerson PLC (United Kingdom) R	4,867	40,477

Hang Seng Bank, Ltd. (Hong Kong)	4,700	76,361

Hanmi Financial Corp.	2,182	47,764

Heartland Financial USA, Inc.	742	21,362

Heritage Financial Group, Inc. †	927	17,845

HFF, Inc. Class A †	2,817	75,636

Hibernia REIT PLC (Ireland) † R	39,176	63,056

Hongkong Land Holdings, Ltd. (Hong Kong)	2,000	11,840

HSBC Holdings PLC (United Kingdom)	23,596	258,798

ING Groep NV GDR (Netherlands) †	4,468	62,479

Insurance Australia Group, Ltd. (Australia)	17,002	88,381

Intact Financial Corp. (Canada)	272	17,763

Invesco Mortgage Capital, Inc. R	814	11,950

Investor AB Class B (Sweden)	2,082	71,839

Investors Real Estate Trust R	2,298	19,717

iStar Financial, Inc. † R	1,925	27,470

Joyo Bank, Ltd. (The) (Japan)	12,000	61,402

COMMON STOCKS (55.2%)* cont.	Shares	Value

Financials cont.
JPMorgan Chase & Co.	35,443	$2,072,707

KeyCorp	19,100	256,322

Kilroy Realty Corp. R	1,500	75,270

KKR & Co. LP	500	12,170

Legal & General Group PLC (United Kingdom)	20,382	75,207

Lexington Realty Trust R S	4,454	45,475

Lloyds Banking Group PLC (United Kingdom) †	145,122	189,685

LTC Properties, Inc. R	1,190	42,114

Maiden Holdings, Ltd. (Bermuda)	1,824	19,936

MainSource Financial Group, Inc.	1,639	29,551

MFA Financial, Inc. R	2,708	19,118

Mitsubishi Estate Co., Ltd. (Japan)	2,000	59,934

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	14,100	93,230

MS&AD Insurance Group Holdings (Japan)	300	8,071

Muenchener Rueckversicherungs AG (Germany)	275	60,608

National Australia Bank, Ltd. (Australia)	2,489	77,701

National Health Investors, Inc. R	662	37,138

Natixis (France)	4,143	24,466

Nelnet, Inc. Class A	985	41,508

Oberoi Realty, Ltd. (India) †	2,603	9,908

Ocwen Financial Corp. †	582	32,272

OFG Bancorp (Puerto Rico) S	996	17,271

One Liberty Properties, Inc. R S	1,112	22,385

ORIX Corp. (Japan)	1,300	22,900

Pacific Premier Bancorp, Inc. †	1,017	16,008

PacWest Bancorp S	870	36,731

Peoples Bancorp, Inc.	1,018	22,915

Persimmon PLC (United Kingdom)	1,584	32,541

PHH Corp. †	877	21,355

PNC Financial Services Group, Inc.	14,000	1,086,120

Popular, Inc. (Puerto Rico) †	859	24,679

Portfolio Recovery Associates, Inc. † S	1,082	57,173

ProAssurance Corp.	665	32,239

Protective Life Corp.	853	43,213

Prudential PLC (United Kingdom)	7,821	175,042

PS Business Parks, Inc. R	648	49,520

Public Storage R	2,700	406,404

Ramco-Gershenson Properties Trust R	1,285	20,226

Rayonier, Inc. R	2,400	101,040

Regus PLC (United Kingdom)	13,970	50,409

Republic Bancorp, Inc. Class A S	663	16,270

Resona Holdings, Inc. (Japan)	21,800	111,192

Sberbank of Russia ADR (Russia) S	2,882	36,397

SCOR SE (France)	575	21,020

Sekisui House, Ltd. (Japan)	900	12,602

Select Income REIT R	829	22,167

Shopping Centres Australasia Property Group
(Australia) R	10,636	14,676

Simon Property Group, Inc. R	5,900	897,744

Skandinaviska Enskilda Banken AB (Sweden)	6,139	81,218

Sovran Self Storage, Inc. R	210	13,686

SpareBank 1 SR-Bank ASA (Norway) †	2,225	22,123

St James’s Place PLC (United Kingdom)	562	6,776

Starwood Property Trust, Inc. R	633	17,534

State Street Corp.	12,400	910,036

Stewart Information Services Corp.	1,475	47,598

Sumitomo Mitsui Financial Group, Inc. (Japan)	3,500	180,745

10 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (55.2%)* cont.	Shares	Value

Financials cont.
Summit Hotel Properties, Inc. R	2,867	$25,803

Sun Hung Kai Properties, Ltd. (Hong Kong)	1,000	12,741

Surya Semesta Internusa Tbk PT (Indonesia)	109,500	5,053

Swedbank AB Class A (Sweden)	2,959	83,475

Symetra Financial Corp. S	1,806	34,242

Third Point Reinsurance, Ltd. (Bermuda) †	1,872	34,688

Tokio Marine Holdings, Inc. (Japan)	300	10,049

Tokyu Fudosan Holdings Corp. (Japan) †	11,100	104,745

Travelers Cos., Inc. (The)	10,600	959,724

UBS AG (Switzerland)	5,422	103,291

UniCredit SpA (Italy)	8,362	62,266

Unipol Gruppo Finanziario SpA (Preference) (Italy)	3,582	18,149

Universal Health Realty Income Trust R	279	11,177

Visa, Inc. Class A	72	16,033

WageWorks, Inc. †	664	39,468

Walter Investment Management Corp. †	408	14,427

Wells Fargo & Co.	2,485	112,819

Westfield Group (Australia)	4,695	42,316

Westpac Banking Corp. (Australia)	2,730	79,282

Wheelock and Co., Ltd. (Hong Kong)	18,000	82,963

WP Carey, Inc. R S	1,100	67,485

		20,125,214
Health care (6.7%)
Abaxis, Inc. †	235	9,405

AbbVie, Inc.	12,100	639,001

ACADIA Pharmaceuticals, Inc. † S	1,249	31,213

Accuray, Inc. †	2,059	17,934

Actavis PLC †	100	16,800

Actelion, Ltd. (Switzerland)	918	77,820

Aegerion Pharmaceuticals, Inc. †	130	9,225

Aetna, Inc.	9,600	658,464

Alere, Inc. †	1,140	41,268

Align Technology, Inc. †	350	20,003

Alkermes PLC †	629	25,575

Amedisys, Inc. † S	963	14,089

AmSurg Corp. †	717	32,925

Ariad Pharmaceuticals, Inc. †	4,412	30,090

Array BioPharma, Inc. †	2,118	10,611

Astellas Pharma, Inc. (Japan)	1,500	88,879

AstraZeneca PLC (United Kingdom)	3,197	189,633

athenahealth, Inc. †	98	13,181

Auxilium Pharmaceuticals, Inc. †	1,051	21,798

Bayer AG (Germany)	1,621	227,416

Biospecifics Technologies Corp. †	394	8,538

Cardinal Health, Inc.	8,600	574,566

Celgene Corp. †	3,200	540,672

Centene Corp. †	206	12,144

Chemed Corp. S	786	60,223

Coloplast A/S Class B (Denmark)	1,593	105,668

Computer Programs & Systems, Inc.	176	10,879

Conatus Pharmaceuticals, Inc. †	309	1,993

Conmed Corp.	1,444	61,370

Cubist Pharmaceuticals, Inc. † S	917	63,154

Cyberonics, Inc. †	215	14,085

DexCom, Inc. †	301	10,658

Eli Lilly & Co.	7,663	390,813

Endo Health Solutions, Inc. †	831	56,059

Exact Sciences Corp. †	249	2,911

COMMON STOCKS (55.2%)* cont.	Shares	Value

Health care cont.
GlaxoSmithKline PLC (United Kingdom)	6,493	$173,179

Globus Medical, Inc. Class A † S	901	18,182

Greatbatch, Inc. †	1,774	78,482

Grifols SA ADR (Spain)	1,256	45,367

Haemonetics Corp. †	430	18,116

Health Net, Inc. †	2,749	81,563

HealthSouth Corp. S	234	7,797

Hill-Rom Holdings, Inc.	1,032	42,663

Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,000	50,381

Impax Laboratories, Inc. †	1,322	33,235

Incyte Corp., Ltd. †	267	13,518

Insulet Corp. † S	537	19,923

Insys Therapeutics, Inc. †	1,160	44,904

Intuitive Surgical, Inc. †	1,000	384,080

Isis Pharmaceuticals, Inc. †	336	13,386

Jazz Pharmaceuticals PLC †	2,015	255,018

Johnson & Johnson	19,710	1,805,239

Kindred Healthcare, Inc.	1,353	26,708

Lexicon Pharmaceuticals, Inc. †	2,877	5,179

Magellan Health Services, Inc. †	248	14,858

McKesson Corp.	5,600	903,840

MedAssets, Inc. †	1,888	37,439

Medicines Co. (The) †	1,000	38,620

Merck & Co., Inc.	22,818	1,142,041

Nanosphere, Inc. †	5,026	11,510

NewLink Genetics Corp. †	444	9,772

Novartis AG (Switzerland)	1,629	130,370

Novo Nordisk A/S Class B (Denmark)	446	82,167

NPS Pharmaceuticals, Inc. †	716	21,738

NxStage Medical, Inc. †	977	9,770

Omega Healthcare Investors, Inc. R S	565	16,837

OraSure Technologies, Inc. †	3,210	20,191

Orion OYJ Class B (Finland)	2,211	62,249

PDL BioPharma, Inc. S	622	5,250

Pfizer, Inc.	50,423	1,544,456

Prestige Brands Holdings, Inc. †	1,088	38,950

Providence Service Corp. (The) †	1,730	44,496

Questcor Pharmaceuticals, Inc. S	735	40,021

Receptos, Inc. †	255	7,392

Repligen Corp. †	1,027	14,008

Roche Holding AG-Genusschein (Switzerland)	1,006	281,999

Salix Pharmaceuticals, Ltd. †	816	73,391

Sanofi (France)	2,575	274,098

Sequenom, Inc. †	3,331	7,795

Shire PLC (United Kingdom)	725	34,163

STAAR Surgical Co. †	2,573	41,657

Stada Arzneimittel AG (Germany)	735	36,414

Steris Corp.	464	22,295

Sucampo Pharmaceuticals, Inc. Class A †	1,432	13,461

Suzuken Co., Ltd. (Japan)	700	22,671

Takeda Pharmaceutical Co., Ltd. (Japan)	800	36,724

TearLab Corp. †	611	5,707

Thoratec Corp. †	379	13,871

Threshold Pharmaceuticals, Inc. †	2,360	11,021

Trinity Biotech PLC ADR (Ireland)	812	20,414

Triple-S Management Corp. Class B (Puerto Rico) †	563	10,945

United Therapeutics Corp. †	67	7,576

Putnam VT Global Asset Allocation Fund 11

COMMON STOCKS (55.2%)* cont.	Shares	Value

Health care cont.
VCA Antech, Inc. †	2,300	$72,128

WellCare Health Plans, Inc. †	889	62,603

WellPoint, Inc.	7,600	702,164

		13,153,055
Technology (9.1%)
Activision Blizzard, Inc.	25,100	447,533

Actuate Corp. †	5,289	40,778

Acxiom Corp. †	1,850	68,413

Agilent Technologies, Inc.	2,900	165,851

Alcatel-Lucent (France) †	4,388	19,685

Amadeus IT Holding SA Class A (Spain)	193	8,267

Anixter International, Inc. †	610	54,802

AOL, Inc. †	9,200	428,904

Apple, Inc.	3,872	2,172,618

ASML Holding NV (Netherlands)	922	86,581

Aspen Technology, Inc. †	854	35,697

ASUSTeK Computer, Inc. (Taiwan)	1,000	9,004

AVG Technologies NV (Netherlands) †	883	15,196

Blucora, Inc. †	1,751	51,059

Bottomline Technologies, Inc. †	323	11,680

Brady Corp. Class A	1,123	34,734

Brightcove, Inc. †	1,516	21,436

Broadcom Corp. Class A	29,100	862,815

Brocade Communications Systems, Inc. †	36,600	324,642

CA, Inc.	15,500	521,575

CACI International, Inc. Class A †	148	10,837

Cadence Design Systems, Inc. †	30,300	424,806

Calix, Inc. †	801	7,722

Cap Gemini (France)	1,206	81,779

Cavium, Inc. †	261	9,007

Ceva, Inc. †	1,129	17,183

Cirrus Logic, Inc. † S	1,499	30,625

Commvault Systems, Inc. †	338	25,309

Cornerstone OnDemand, Inc. †	516	27,523

CSG Systems International, Inc.	387	11,378

EMC Corp. S	46,400	1,166,960

EnerSys S	1,164	81,585

Entegris, Inc. †	2,535	29,406

F5 Networks, Inc. †	5,200	472,472

Facebook, Inc. Class A †	200	10,932

Fairchild Semiconductor International, Inc. †	949	12,669

FEI Co.	461	41,195

Fortinet, Inc. †	22,100	422,773

GenMark Diagnostics, Inc. † S	3,489	46,439

Gentex Corp.	5,500	181,445

Google, Inc. Class A †	404	452,767

GT Advanced Technologies, Inc. †	585	5,101

inContact, Inc. †	1,328	10,372

Infoblox, Inc. †	525	17,336

Inotera Memories, Inc. (Taiwan) †	16,000	11,864

Integrated Silicon Solutions, Inc. †	3,141	37,975

IntraLinks Holdings, Inc. †	2,579	31,232

Keyence Corp. (Japan)	300	128,476

Konica Minolta Holdings, Inc. (Japan)	7,500	75,184

L-3 Communications Holdings, Inc.	2,900	309,894

Lam Research Corp. †	574	31,254

Lexmark International, Inc. Class A	534	18,968

COMMON STOCKS (55.2%)* cont.	Shares	Value

Technology cont.
Magnachip Semiconductor Corp. (South Korea) †	2,505	$48,848

Manhattan Associates, Inc. †	447	52,514

Marvell Technology Group, Ltd. S	27,600	396,888

Mellanox Technologies, Ltd. (Israel) †	369	14,749

Mentor Graphics Corp.	2,839	68,335

Microsemi Corp. †	607	15,145

Microsoft Corp.	43,411	1,624,874

MTS Systems Corp.	239	17,029

NetApp, Inc.	17,700	728,178

Netscout Systems, Inc. †	624	18,464

NIC, Inc. †	663	16,489

Nomura Research Institute, Ltd. (Japan)	1,700	53,611

NTT Data Corp. (Japan)	900	33,304

NXP Semiconductor NV †	228	10,472

Omnivision Technologies, Inc. † S	1,816	31,235

Omron Corp. (Japan)	2,700	119,502

Oracle Corp.	46,082	1,763,097

Pegatron Corp. (Taiwan)	8,000	10,336

Perficient, Inc. †	1,353	31,687

Photronics, Inc. † S	2,458	22,196

Plantronics, Inc.	211	9,801

Procera Networks, Inc. † S	1,071	16,086

PTC, Inc. †	788	27,887

QLIK Technologies, Inc. †	257	6,844

Quantum Corp. †	12,740	15,288

RF Micro Devices, Inc. † S	8,259	42,616

Rockwell Automation, Inc.	4,300	508,088

Rovi Corp. †	1,331	26,207

Safeguard Scientifics, Inc. † S	1,378	27,684

Samsung Electronics Co., Ltd. (South Korea)	16	20,912

SAP AG (Germany)	497	42,613

Sartorius AG (Preference) (Germany)	233	27,741

SciQuest, Inc. †	425	12,104

Semtech Corp. †	636	16,078

Silicon Graphics International Corp. †	692	9,280

Silicon Image, Inc. †	3,994	24,563

SK Hynix, Inc. (South Korea) †	1,590	55,533

SoftBank Corp. (Japan)	2,400	210,390

SolarWinds, Inc. †	1,135	42,937

Sparton Corp. †	895	25,015

SS&C Technologies Holdings, Inc. †	783	34,656

Symantec Corp.	25,800	608,364

Synaptics, Inc. † S	609	31,552

Tech Data Corp. †	740	38,184

Tencent Holdings, Ltd. (China)	600	38,550

Tokyo Electron, Ltd. (Japan)	1,300	71,711

Tyler Technologies, Inc. †	427	43,610

Ultimate Software Group, Inc. †	365	55,925

Ultra Clean Holdings, Inc. †	2,340	23,470

Unisys Corp. † S	1,043	35,014

United Internet AG (Germany)	1,476	62,880

VeriFone Systems, Inc. †	840	22,529

Verint Systems, Inc. †	523	22,458

Vocus, Inc. †	1,443	16,436

Western Digital Corp.	10,700	897,730

XO Group, Inc. †	1,649	24,504

12 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (55.2%)* cont.	Shares	Value

Technology cont.
Yandex NV Class A (Russia) † S	741	$31,974

Zynga, Inc. Class A †	2,949	11,206

		17,939,111
Transportation (1.2%)
Aegean Marine Petroleum Network, Inc. (Greece)	4,003	44,914

Aeroflot - Russian Airlines OJSC (Russia) †	6,989	18,036

Alaska Air Group, Inc.	2,400	176,088

Central Japan Railway Co. (Japan)	1,100	129,740

China Southern Airlines Co., Ltd. (China)	26,000	10,146

ComfortDelgro Corp., Ltd. (Singapore)	34,000	54,193

Con-way, Inc.	1,412	56,071

Copa Holdings SA Class A (Panama)	77	12,328

Delta Air Lines, Inc.	26,300	722,461

Deutsche Post AG (Germany)	2,546	92,841

Diana Shipping, Inc. (Greece) †	1,750	23,258

Hawaiian Holdings, Inc. †	2,765	26,627

International Consolidated Airlines Group SA (Spain) †	14,583	97,140

Japan Airlines Co., Ltd. (Japan) UR	1,400	69,072

Jaypee Infratech, Ltd. (India) †	14,618	5,498

Matson, Inc.	379	9,896

Quality Distribution, Inc. †	5,246	67,306

Republic Airways Holdings, Inc. †	1,727	18,462

SkyWest, Inc.	1,436	21,296

Southwest Airlines Co.	22,500	423,900

Spirit Airlines, Inc. †	1,444	65,572

StealthGas, Inc. (Greece) †	5,454	55,576

Swift Transportation Co. † S	3,528	78,357

Universal Truckload Services, Inc.	124	3,783

Yamato Transport Co., Ltd. (Japan)	2,600	52,636

		2,335,197
Utilities and power (1.6%)
Beijing Enterprises Water Group, Ltd. (China)	54,000	33,955

Centrica PLC (United Kingdom)	19,797	114,012

China Resources Gas Group, Ltd. (China)	6,000	20,900

Chubu Electric Power Co., Inc. (Japan)	1,200	15,511

CMS Energy Corp.	8,100	216,837

Edison International	9,900	458,370

Enel SpA (Italy)	15,982	70,018

ENI SpA (Italy)	5,522	133,520

Entergy Corp.	5,400	341,658

GDF Suez (France)	3,302	77,920

Kansai Electric Power, Inc. (Japan) †	7,600	87,477

Origin Energy, Ltd. (Australia)	3,518	44,217

PG&E Corp.	13,400	539,752

PPL Corp.	19,200	577,728

Red Electrica Corporacion SA (Spain)	1,591	106,362

Tokyo Gas Co., Ltd. (Japan)	11,000	54,203

UGI Corp.	3,400	140,964

United Utilities Group PLC (United Kingdom)	5,460	60,875

Veolia Environnement (France)	2,200	35,949

		3,130,228
Total common stocks (cost $87,788,945)		$109,144,215

CORPORATE BONDS AND NOTES (17.6%)*	Principal amount	Value

Basic materials (1.3%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	$13,000	$14,008

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 5.95s, 2021	15,000	15,561

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Basic materials cont.
ArcelorMittal sr. unsec. bonds 10.35s,
2019 (France)	$125,000	$158,300

ArcelorMittal sr. unsec. unsub. notes 7 1/2s,
2039 (France)	15,000	14,738

Ashland, Inc. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	82,000	78,105

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018	67,000	72,025

Beverage Packaging Holdings Luxembourg II
SA/Beverage Packaging Holdings II Issuer, Inc.
144A company guaranty sr. unsec. sub. notes 6s,
2017 (Luxembourg)	15,000	15,225

Boise Cascade Co. company guaranty sr. unsec.
notes 6 3/8s, 2020	30,000	31,575

Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4 5/8s,
2022 (Germany)	20,000	19,100

Celanese US Holdings, LLC sr. notes 5 7/8s,
2021 (Germany)	50,000	53,250

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	18,000	21,099

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2021	25,000	26,125

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	35,000	32,163

Dow Chemical Co. (The) sr. unsec.
unsub. notes 8.55s, 2019	50,000	64,560

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	95,000	96,948

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	10,000	9,601

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	10,000	9,700

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	60,000	63,300

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 8 1/4s, 2019 (Australia)	30,000	33,675

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 6 7/8s, 2018 (Australia)	55,000	57,959

FMG Resources August 2006 Pty, Ltd. 144A
sr. unsec. notes 6 7/8s, 2022 (Australia)	20,000	21,800

FQM Akubra, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021 (Canada)	10,000	10,425

Graphic Packaging International, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2021	20,000	19,800

HD Supply, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020	35,000	37,713

HD Supply, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2020	40,000	47,750

Hexion U.S. Finance Corp. company
guaranty sr. notes 6 5/8s, 2020	25,000	25,625

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty notes 9s, 2020	20,000	19,950

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes 8 7/8s, 2018	30,000	31,163

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2021	35,000	39,550

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2020	35,000	38,719

Huntsman International, LLC company
guaranty sr. unsec. unsub. notes 4 7/8s, 2020	40,000	39,400

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)	30,000	25,800

International Paper Co. sr. unsec. notes 7.95s, 2018	175,000	212,571

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	55,000	63,113

Putnam VT Global Asset Allocation Fund 13

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Basic materials cont.
Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020	$40,000	$44,500

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	50,000	64,871

Methanex Corp. sr. unsec. unsub. notes 3 1/4s,
2019 (Canada)	6,000	5,947

Momentive Performance Materials, Inc. company
guaranty sr. notes 10s, 2020	10,000	10,475

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	3,000	3,039

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	2,000	2,045

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)	25,000	25,688

New Gold, Inc. 144A sr. unsec. notes 6 1/4s,
2022 (Canada)	10,000	9,650

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020	35,000	38,938

Nufarm Australia, Ltd. 144A company guaranty
sr. unsec. notes 6 3/8s, 2019 (Australia)	10,000	10,400

Packaging Corp. of America sr. unsec.
unsub. notes 4 1/2s, 2023	45,000	45,118

PQ Corp. 144A sr. notes 8 3/4s, 2018	25,000	27,250

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 9s, 2019 (Australia)	62,000	80,949

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.9s, 2022	41,000	42,090

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	38,000	40,054

Roofing Supply Group, LLC/Roofing Supply
Finance, Inc. 144A company guaranty sr. unsec.
notes 10s, 2020	30,000	33,600

Ryerson, Inc./Joseph T Ryerson & Son, Inc.
company guaranty sr. notes 9s, 2017	30,000	31,800

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	25,000	26,813

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	25,000	24,344

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	5,000	5,469

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2022	5,000	5,400

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019	10,000	10,825

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023	5,000	4,988

Taminco Global Chemical Corp. 144A
sr. notes 9 3/4s, 2020 (Belgium)	45,000	51,075

TMS International Corp. 144A company
guaranty sr. unsec. notes 7 5/8s, 2021	10,000	10,600

Tronox Finance, LLC company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	25,000	25,500

USG Corp. sr. unsec. notes 9 3/4s, 2018	30,000	35,475

USG Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2021	5,000	5,213

Weekley Homes, LLC/Weekley Finance Corp. 144A
sr. unsec. notes 6s, 2023	20,000	19,300

Westvaco Corp. company guaranty sr. unsec.
unsub. notes 7.95s, 2031	65,000	75,418

Weyerhaeuser Co. sr. unsec. unsub.
notes 7 3/8s, 2032 R	60,000	73,419

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s,
2016 (Canada)	35,000	38,562

		2,449,211

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Capital goods (1.0%)
ADS Waste Holdings, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2020	$60,000	$65,100

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019	65,000	74,425

B/E Aerospace, Inc. sr. unsec.
unsub. notes 6 7/8s, 2020	10,000	10,950

B/E Aerospace, Inc. sr. unsec.
unsub. notes 5 1/4s, 2022	30,000	30,375

Berry Plastics Corp. company
guaranty notes 9 1/2s, 2018	25,000	26,813

Berry Plastics Corp. company
guaranty unsub. notes 9 3/4s, 2021	40,000	46,300

BOE Merger Corp. 144A sr. unsec. notes
9 1/2s, 2017 ‡‡	40,000	42,500

Boeing Capital Corp. sr. unsec.
unsub. notes 4.7s, 2019	40,000	44,898

Bombardier, Inc. 144A sr. notes 6 1/8s,
2023 (Canada)	20,000	19,850

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s,
2020 (Canada)	20,000	22,650

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020	45,000	49,444

Consolidated Container Co., LLC/Consolidated
Container Capital, Inc. 144A company
guaranty sr. unsec. notes 10 1/8s, 2020	5,000	5,306

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	55,000	51,425

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	85,000	79,481

Delphi Corp. company guaranty sr. unsec.
unsub. notes 5s, 2023	130,000	133,900

Exide Technologies sr. notes 8 5/8s,
2018 (In default) †	35,000	25,025

General Dynamics Corp. company
guaranty sr. unsec. unsub. notes 3.6s, 2042	60,000	49,343

General Dynamics Corp. company
guaranty sr. unsec. unsub. notes 2 1/4s, 2022	30,000	26,960

GrafTech International, Ltd. company
guaranty sr. unsec. notes 6 3/8s, 2020	35,000	35,875

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017	30,000	32,363

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	129,000	166,401

Manitowoc Co., Inc. (The) company
guaranty sr. unsec. notes 5 7/8s, 2022	15,000	15,150

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2023	55,000	51,975

Pittsburgh Glass Works, LLC 144A company
guaranty sr. notes 8s, 2018	35,000	36,838

Polypore International, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2017	30,000	31,725

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	20,000	19,910

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 5 3/4s, 2020	20,000	20,400

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 9 7/8s, 2019	100,000	110,875

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	70,000	71,050

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	20,000	21,400

Tenneco, Inc. company
guaranty sr. unsub. notes 6 7/8s, 2020	30,000	32,775

14 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Capital goods cont.
Terex Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	$10,000	$10,700

Terex Corp. company guaranty sr. unsec.
unsub. notes 6s, 2021	50,000	51,625

Thermadyne Holdings Corp. company
guaranty sr. notes 9s, 2017	41,000	43,870

Titan International, Inc. 144A company
guaranty sr. bonds 6 7/8s, 2020	15,000	15,638

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2021	10,000	10,750

TransDigm, Inc. company guaranty unsec.
sub. notes 7 3/4s, 2018	45,000	48,263

Triumph Group, Inc. company guaranty sr. unsec.
notes 4 7/8s, 2021	30,000	29,100

United Technologies Corp. sr. unsec.
notes 5 3/8s, 2017	107,000	121,989

United Technologies Corp. sr. unsec.
unsub. notes 3.1s, 2022	15,000	14,667

WESCO Distribution, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2021	5,000	5,000

		1,803,084
Communication services (1.9%)
Adelphia Communications Corp. escrow
bonds zero %, 2014	55,000	385

American Tower Corp. sr. unsec. notes 7s, 2017 R	75,000	86,444

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017	80,000	93,200

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	15,000	16,763

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018	20,000	22,325

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	30,000	30,900

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022	15,000	13,988

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	25,000	27,063

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	25,000	25,750

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 5 1/8s, 2023	15,000	13,913

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsub. notes 7s, 2019	40,000	42,100

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	30,000	30,375

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	10,000	10,175

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	114,000	140,140

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	17,000	19,829

Crown Castle International Corp. sr. unsec.
notes 7 1/8s, 2019	15,000	16,163

Crown Castle International Corp. sr. unsec.
notes 5 1/4s, 2023	30,000	29,400

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	15,000	15,737

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	25,000	27,000

CyrusOne LP/CyrusOne Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022	15,000	15,525

Deutsche Telekom International Finance BV company
guaranty 8 3/4s, 2030 (Netherlands)	73,000	102,987

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	75,000	85,875

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
DISH DBS Corp. company guaranty sr. unsec.
notes 6 3/4s, 2021	$30,000	$31,800

Frontier Communications Corp. sr. unsec.
unsub. notes 7 5/8s, 2024	10,000	10,000

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	45,000	48,713

Hughes Satellite Systems Corp. company
guaranty sr. unsec. notes 7 5/8s, 2021	50,000	55,750

Intelsat Jackson Holdings SA company
guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	15,000	15,450

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	35,000	38,588

Intelsat Luxembourg SA 144A company
guaranty sr. unsec. notes 8 1/8s, 2023
(Luxembourg)	70,000	75,075

Intelsat Luxembourg SA 144A sr. unsec.
notes 7 3/4s, 2021 (Luxembourg)	80,000	85,800

Koninklijke (Royal) KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	30,000	38,033

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 9 3/8s, 2019	30,000	33,563

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 5/8s, 2020	35,000	39,200

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	10,000	10,950

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2020	35,000	37,100

Level 3 Financing, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2021	10,000	10,100

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022	20,000	21,200

MetroPCS Wireless, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 5/8s, 2023	45,000	46,463

MetroPCS Wireless, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/4s, 2021	40,000	41,500

NII International Telecom Sarl 144A company
guaranty sr. unsec. notes 7 7/8s, 2019
(Luxembourg)	40,000	30,200

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021
(France)	46,000	46,571

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	40,000	44,700

Quebecor Media, Inc. sr. unsec.
unsub. notes 5 3/4s, 2023 (Canada)	25,000	24,188

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	115,000	125,368

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	25,000	26,624

Rogers Communications, Inc. company guaranty
sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	85,000	72,330

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2019	3,000	3,218

SBA Telecommunications, Inc. company guaranty
sr. unsec. unsub. notes 5 3/4s, 2020	10,000	10,400

SBA Tower Trust 144A notes 2.933s, 2017	125,000	126,924

SES SA 144A company guaranty sr. unsec.
notes 3.6s, 2023 (France)	42,000	39,098

Sprint Capital Corp. company guaranty 6 7/8s, 2028	170,000	160,225

Sprint Communications, Inc. sr. unsec.
unsub. notes 8 3/8s, 2017	35,000	40,513

Sprint Communications, Inc. sr. unsec.
unsub. notes 7s, 2020	20,000	21,700

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9s, 2018	80,000	96,200

Putnam VT Global Asset Allocation Fund 15

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
Sprint Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	$65,000	$69,875

Sprint Corp. 144A company guaranty sr. unsec.
notes 7 1/4s, 2021	35,000	37,581

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.836s, 2023	5,000	5,169

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.633s, 2021	15,000	15,675

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2022	5,000	5,100

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018	15,000	15,788

TCI Communications, Inc. sr. unsec.
unsub. notes 7 1/8s, 2028	65,000	79,940

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 3.192s, 2018 (Spain)	150,000	152,763

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	25,000	23,543

Time Warner Entertainment Co. LP company
guaranty sr. unsec. bonds 8 3/8s, 2033	156,000	169,959

Time Warner Entertainment Co., LP company
guaranty sr. unsec. bonds 8 3/8s, 2023	4,000	4,601

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	350,000	404,902

Verizon Communications, Inc. sr. unsec.
unsub. notes 4 1/2s, 2020	20,000	21,423

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	45,000	54,327

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	50,000	59,445

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)	40,000	39,100

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
notes 10 1/4s, 2019	55,000	61,050

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Luxembourg)	100,000	106,375

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	65,000	74,263

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021	30,000	31,800

Windstream Corp. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	20,000	18,700

		3,824,960
Consumer cyclicals (2.7%)
21st Century Fox America, Inc. company
guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	85,000	107,406

Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	5,000	5,513

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	40,000	45,750

American Media, Inc. 144A notes 13 1/2s, 2018	3,167	3,420

Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	15,000	17,363

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	15,000	16,125

Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 8 1/8s, 2016	20,000	22,300

Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2023	15,000	15,000

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 10 5/8s, 2017	20,000	20,000

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8s, 2021	$10,000	$10,075

Brookfield Residential Properties, Inc. 144A company
guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	45,000	46,688

Brookfield Residential Properties, Inc./Brookfield
Residential US Corp. 144A company guaranty sr.
unsec. notes 6 1/8s, 2022 (Canada)	20,000	20,122

Building Materials Corp. of America 144A
company guaranty sr. unsec. notes 7 1/2s, 2020	40,000	43,200

Building Materials Corp. of America 144A
company guaranty sr. notes 7s, 2020	15,000	16,125

Building Materials Corp. of America 144A
sr. unsec. notes 6 3/4s, 2021	15,000	16,238

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	35,000	39,419

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 9s, 2020	80,000	77,800

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	60,000	61,050

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	70,000	73,462

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019	30,000	31,425

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 9 1/8s, 2018	5,000	5,425

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 5 1/4s, 2021	20,000	19,750

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	12,000	12,090

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	20,000	20,150

Chinos Intermediate Holdings A, Inc. 144A
sr. unsec. notes 7 3/4s, 2019 ‡‡	30,000	30,525

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	55,000	57,888

Churchill Downs, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2021	15,000	15,263

Cinemark USA, Inc. company guaranty sr. unsec.
notes 4 7/8s, 2023	5,000	4,700

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	15,000	16,575

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021	45,000	45,450

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2019	60,000	61,200

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020	65,000	68,331

CST Brands, Inc. company guaranty sr. unsec.
notes 5s, 2023	45,000	43,425

Cumulus Media Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	30,000	31,650

D.R. Horton, Inc. company guaranty sr. unsec. notes
5 3/4s, 2023	5,000	5,088

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	45,000	47,813

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019	40,000	45,300

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	90,000	97,414

FelCor Lodging LP company guaranty sr.
notes 10s, 2014 R	29,000	30,668

16 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
FelCor Lodging LP company
guaranty sr. notes 6 3/4s, 2019 R	$60,000	$63,900

FelCor Lodging LP company
guaranty sr. notes 5 5/8s, 2023 R	10,000	9,750

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	24,000	25,965

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	40,000	47,824

Ford Motor Credit Co., LLC sr. unsec.
notes 8 1/8s, 2020	300,000	376,900

Gannett Co., Inc. 144A company
guaranty sr. unsec. notes 5 1/8s, 2020	20,000	20,250

Gannett Co., Inc. 144A company
guaranty sr. unsec. notes 5 1/8s, 2019	25,000	26,031

Garda World Security Corp. 144A company guaranty
sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	40,000	40,550

General Motors Financial Co., Inc. 144A company
guaranty sr. unsec. notes 4 1/4s, 2023	10,000	9,513

General Motors Financial Co., Inc. 144A
sr. unsec. notes 3 1/4s, 2018	39,000	39,000

General Motors Financial Co., Inc. 144A
sr. unsec. notes 2 3/4s, 2016	56,000	56,700

Gibson Brands, Inc. 144A company guaranty sr. notes
8 7/8s, 2018	20,000	21,050

GLP Capital LP/GLP Financing II, Inc. 144A
company guaranty sr. unsec. notes 4 7/8s, 2020	35,000	35,000

GLP Capital LP/GLP Financing II, Inc. 144A
company guaranty sr. unsec. notes 4 3/8s, 2018	40,000	40,900

Gray Television, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020	45,000	47,813

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD 55,000	54,066

Griffey Intermediate, Inc./Griffey Finance
Sub LLC 144A sr. unsec. notes 7s, 2020	$35,000	27,650

Hanesbrands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020	35,000	38,238

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	40,000	53,043

Home Depot, Inc. (The) sr. unsec.
unsub. notes 5.4s, 2016	65,000	71,298

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	31,000	33,753

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	14,000	14,595

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6 7/8s, 2021	30,000	31,125

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	15,000	13,698

Igloo Holdings Corp. 144A sr. unsec.
unsub. notes 8 1/4s, 2017 ‡‡	50,000	50,938

Interactive Data Corp. company
guaranty sr. unsec. notes 10 1/4s, 2018	30,000	32,888

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2021	15,000	14,738

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2020	25,000	26,688

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	35,000	37,888

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017	45,000	51,075

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9 3/4s, 2019 ‡‡	15,000	15,694

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041	10,000	10,373

K Hovnanian Enterprises, Inc. 144A
sr. notes 7 1/4s, 2020	25,000	26,625

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	$45,000	$49,275

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	15,000	15,338

Lamar Media Corp. company
guaranty sr. sub. notes 5 7/8s, 2022	30,000	30,750

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023	40,000	41,400

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	15,000	13,913

M/I Homes, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	65,000	70,363

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	45,000	51,065

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	45,000	43,067

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 4.3s, 2043	95,000	80,175

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 3 7/8s, 2022	20,000	19,971

Marriott International, Inc. sr. unsec.
unsub. notes 3s, 2019	135,000	135,534

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	45,000	49,500

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	30,000	29,700

MGM Resorts International company
guaranty sr. unsec. notes 7 5/8s, 2017	35,000	39,813

MGM Resorts International company
guaranty sr. unsec. notes 6 7/8s, 2016	15,000	16,500

MGM Resorts International company
guaranty sr. unsec. notes 6 3/4s, 2020	25,000	26,750

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8 5/8s, 2019	20,000	23,450

MGM Resorts International company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	20,000	22,250

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6 5/8s, 2021	10,000	10,538

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc.
144A sr. unsec. notes 7 1/2s, 2018 ‡‡	30,000	31,050

Michaels Stores, Inc. company
guaranty notes 11 3/8s, 2016	20,000	20,475

MTR Gaming Group, Inc. company
guaranty notes 11 1/2s, 2019	106,052	117,850

Navistar International Corp. sr. notes 8 1/4s, 2021	54,000	55,755

Needle Merger Sub Corp. 144A sr. unsec.
notes 8 1/8s, 2019	45,000	47,081

Neiman Marcus Group, Inc. 144A company
guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	25,000	26,188

Neiman Marcus Group, Inc. 144A company
guaranty sr. unsec. notes 8s, 2021	20,000	20,900

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7 1/8s, 2028	45,000	44,550

News America Holdings, Inc. company
guaranty sr. unsec. debs. 7 3/4s, 2024	50,000	58,569

Nexstar Broadcasting, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2020	15,000	16,050

Nielsen Co. Luxembourg S.a.r.l. (The) 144A company
guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	20,000	20,400

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 4 1/2s, 2020	15,000	14,588

Nortek, Inc. company guaranty sr. unsec.
notes 10s, 2018	50,000	55,188

Putnam VT Global Asset Allocation Fund 17

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Nortek, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2021	$25,000	$27,688

O’Reilly Automotive, Inc. company
guaranty sr. unsec. unsub. notes 3.85s, 2023	20,000	19,193

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	19,000	23,370

Penn National Gaming, Inc. 144A sr. unsec.
notes 5 7/8s, 2021	20,000	19,750

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/4s, 2022	30,000	30,675

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	25,000	26,813

Petco Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2017 ‡‡	20,000	20,400

Pitney Bowes, Inc. sr. unsec.
unsub. notes Ser. MTN, 5 1/4s, 2037	50,000	53,634

Pulte Group, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	50,000	57,500

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	20,000	20,550

Quiksilver, Inc./QS Wholesale, Inc. company
guaranty sr. unsec. notes 10s, 2020	5,000	5,650

Quiksilver, Inc./QS Wholesale, Inc. 144A company
guaranty sr. notes 7 7/8s, 2018	5,000	5,425

Realogy Corp. 144A company
guaranty sr. notes 7 7/8s, 2019	15,000	16,463

Realogy Corp. 144A company
guaranty sr. notes 7 5/8s, 2020	10,000	11,225

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2023	30,000	29,475

Rent-A-Center, Inc./TX company
guaranty sr. unsec. notes 4 3/4s, 2021	25,000	23,438

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019	32,000	34,840

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018	50,000	51,375

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016	55,000	61,325

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	35,000	38,675

Sinclair Television Group, Inc. company
guaranty sr. unsec. notes 5 3/8s, 2021	15,000	14,775

Sinclair Television Group, Inc. sr. unsec.
notes 6 1/8s, 2022	15,000	15,150

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2021	25,000	25,813

Sirius XM Holdings, Inc. 144A sr. unsec.
bonds 5 7/8s, 2020	35,000	35,788

Sirius XM Holdings, Inc. 144A sr. unsec.
notes 5 1/4s, 2022	10,000	10,125

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021	40,000	39,100

Spectrum Brands Escrow Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020	5,000	5,338

Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2020	35,000	37,669

Standard Pacific Corp. company
guaranty sr. unsec. notes 6 1/4s, 2021	15,000	15,638

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	15,000	14,475

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	7,000	7,700

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	$15,000	$14,588

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A sr. notes 7 3/4s, 2020	40,000	44,000

Time Warner, Inc. company guaranty sr. unsec.
notes 3.15s, 2015	10,000	10,360

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	22,000	19,902

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A
company guaranty sr. unsec. notes 9s, 2019	20,000	21,650

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016	10,000	10,150

Travelport, LLC/Travelport Holdings, Inc. 144A
company guaranty sr. unsec.
unsub. notes 13 7/8s, 2016 ‡‡	31,787	33,694

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4 1/2s, 2021	10,000	10,125

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4.45s, 2023	25,000	24,438

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	40,000	44,000

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 6 1/2s, 2037	142,000	177,632

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	10,000	10,462

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	30,000	28,944

Walt Disney Co. (The) sr. unsec.
unsub. notes 4 3/8s, 2041	10,000	9,346

		5,369,027
Consumer staples (1.0%)
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	50,000	45,000

Affi nion Investments, LLC 144A company
guaranty sr. unsec. sub. notes 13 1/2s, 2018	15,300	15,224

Altria Group, Inc. company guaranty sr. unsec.
bonds 4s, 2024	24,000	23,533

Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	12,000	15,773

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	2,000	2,635

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022	95,000	87,606

Anheuser-Busch InBev Worldwide, Inc. company
guaranty unsec. unsub. notes 5 3/8s, 2020	60,000	68,859

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	15,000	15,994

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	15,000	17,513

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	15,000	14,531

B&G Foods, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2021	20,000	19,150

Bunge Ltd., Finance Corp. company
guaranty sr. unsec. unsub. notes 4.1s, 2016	41,000	43,303

Bunge, Ltd. Finance Corp. company
guaranty sr. unsec. notes 8 1/2s, 2019	4,000	4,914

Burger King Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	30,000	33,300

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	65,000	55,806

Claire’s Stores, Inc. company
guaranty sr. notes 8 7/8s, 2019	25,000	25,750

18 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer staples cont.
Claire’s Stores, Inc. 144A company
guaranty sr. notes 6 1/8s, 2020	$10,000	$9,575

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	45,000	48,825

Constellation Brands, Inc. company
guaranty sr. unsec. notes 4 1/4s, 2023	10,000	9,300

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	60,000	68,100

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022	20,000	21,350

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	10,000	9,425

Corrections Corp. of America company
guaranty sr. unsec. notes 4 1/8s, 2020 R	10,000	9,800

CVS Pass-Through Trust 144A sr. mortgage
notes 4.704s, 2036	50,000	49,903

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018	50,000	54,813

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 7s, 2016	50,000	55,250

Delhaize Group company guaranty sr. unsec.
notes 4 1/8s, 2019 (Belgium)	10,000	10,280

Diageo Investment Corp. company
guaranty sr. unsec. debs. 8s, 2022	40,000	52,116

DineEquity, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	45,000	49,950

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021	40,000	43,600

Erac USA Finance, LLC 144A company guaranty
sr. unsec. notes 7s, 2037	45,000	53,254

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	45,000	43,538

Hertz Corp. (The) company guaranty sr. unsec.
notes 7 1/2s, 2018	15,000	16,181

Hertz Corp. (The) company guaranty sr. unsec.
notes 6 1/4s, 2022	20,000	20,650

Hertz Corp. (The) company guaranty sr. unsec.
notes 5 7/8s, 2020	15,000	15,544

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021 (Brazil)	10,000	10,400

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 8 1/4s, 2020 (Brazil)	15,000	16,275

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021 (Brazil)	5,000	5,225

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	70,000	82,074

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 5s, 2042	10,000	9,858

Kroger Co. (The) company guaranty sr. unsec.
unsub. notes 6.4s, 2017	27,000	30,935

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018	20,000	21,225

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	65,000	70,850

Libbey Glass, Inc. company
guaranty sr. notes 6 7/8s, 2020	48,000	51,840

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	51,000	61,650

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	59,000	66,276

Molson Coors Brewing Co. company
guaranty sr. unsec. unsub. notes 5s, 2042	50,000	48,922

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	58,000	72,499

Post Holdings, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	20,000	21,400

Post Holdings, Inc. 144A company guaranty
sr. unsec. notes 7 3/8s, 2022	5,000	5,350

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer staples cont.
Prestige Brands, Inc. 144A sr. unsec.
notes 5 3/8s, 2021	$25,000	$25,188

Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 5 3/4s, 2021	45,000	44,381

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	35,000	40,163

Rite Aid Corp. company
guaranty sr. unsub. notes 8s, 2020	15,000	16,875

Smithfield Foods, Inc. sr. unsec.
unsub. notes 6 5/8s, 2022	30,000	31,725

Sun Merger Sub, Inc. 144A sr. unsec.
notes 5 7/8s, 2021	10,000	10,250

Sun Merger Sub, Inc. 144A sr. unsec.
notes 5 1/4s, 2018	5,000	5,225

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.6s, 2016	80,000	89,301

United Rentals North America, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2022	25,000	27,781

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020	10,000	10,150

		2,006,163
Energy (2.2%)
Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. notes 5 7/8s, 2021	15,000	15,975

Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	15,000	16,050

Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	55,000	53,075

Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021	30,000	25,650

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	85,000	103,344

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	26,000	29,015

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	10,000	11,229

Anadarko Petroleum Corp. sr. unsec.
unsub. notes 6.95s, 2019	30,000	35,707

Antero Resources Finance Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2021	25,000	25,250

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022	44,000	43,351

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	5,000	5,055

Athlon Holdings LP/Athlon Finance Corp. 144A
company guaranty sr. unsec. notes 7 3/8s, 2021	40,000	42,000

Atwood Oceanics, Inc. sr. unsec.
unsub. notes 6 1/2s, 2020	20,000	21,350

Aurora USA Oil & Gas Inc. 144A company
guaranty sr. unsec. notes 9 7/8s, 2017	35,000	37,625

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016
(United Kingdom)	145,000	152,296

Calfrac Holdings LP 144A company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020	25,000	25,500

Canadian Natural Resources, Ltd. sr. unsec.
unsub. notes 5.7s, 2017 (Canada)	105,000	118,001

Carrizo Oil & Gas, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2018	65,000	70,363

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 9 7/8s, 2020	35,000	39,550

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2021	35,000	37,975

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5 3/4s, 2023	10,000	10,300

Putnam VT Global Asset Allocation Fund 19

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2019	$40,000	$41,900

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022	45,000	48,600

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	20,000	20,550

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022	20,000	20,650

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s,
2019 (Canada)	15,000	10,313

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	55,000	59,538

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	50,000	52,688

Continental Resources, Inc. company
guaranty sr. unsec. notes 5s, 2022	70,000	72,713

Crosstex Energy LP/Crosstex Energy Finance Corp.
company guaranty sr. unsec. notes 8 7/8s, 2018	55,000	57,819

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 8 1/4s, 2020	55,000	60,638

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	10,000	10,625

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	75,000	71,625

Forbes Energy Services, Ltd. company
guaranty sr. unsec. notes 9s, 2019	30,000	29,400

Forum Energy Technologies, Inc. 144A sr. unsec.
notes 6 1/4s, 2021	30,000	31,500

Gazprom OAO Via White Nights Finance BV
notes 10 1/2s, 2014 (Russia)	200,000	204,218

Goodrich Petroleum Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2019	70,000	72,800

Gulfport Energy Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2020	45,000	47,925

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020	10,000	10,425

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2021	85,000	85,850

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	5,000	5,319

Hercules Offshore, Inc. 144A company
guaranty sr. unsec. notes 7 1/2s, 2021	10,000	10,600

Hercules Offshore, Inc. 144A sr. unsec.
notes 8 3/4s, 2021	15,000	16,631

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	30,000	36,638

Hiland Partners LP/Hiland Partners Finance Corp.
144A company guaranty sr. notes 7 1/4s, 2020	30,000	32,175

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	10,000	12,513

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	50,000	51,250

Kodiak Oil & Gas Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	60,000	66,600

Kodiak Oil & Gas Corp. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022	5,000	4,975

Laredo Petroleum, Inc. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2019	65,000	72,638

Linn Energy LLC/Linn Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7s, 2019	75,000	75,750

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Lone Pine Resources Canada, Ltd. company guaranty
sr. unsec. notes 10 3/8s, 2017 (Canada) (In default) †	$20,000	$6,000

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	28,493

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	30,000	31,575

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	20,000	20,150

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2016 (In default) †	45,000	33,750

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	35,000	36,094

Noble Corp. PLC company guaranty sr. unsec.
notes 6.05s, 2041	85,000	87,351

Northern Oil and Gas, Inc. company
guaranty sr. unsec. notes 8s, 2020	35,000	36,663

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	20,000	21,250

Oasis Petroleum, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 7/8s, 2022	30,000	31,800

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	40,000	43,406

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	30,000	30,600

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	30,000	33,750

Peabody Energy Corp. company guaranty sr.
unsec. unsub. notes 6s, 2018	30,000	31,950

PetroBakken Energy, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada)	65,000	65,650

Petrohawk Energy Corp. company
guaranty sr. unsec. notes 7 1/4s, 2018	75,000	80,850

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	340,000	312,739

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	158,000	174,041

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	20,000	21,650

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	15,000	14,738

Rosetta Resources, Inc. company
guaranty sr. unsec. notes 9 1/2s, 2018	55,000	58,850

Rosetta Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 5/8s, 2021	20,000	19,950

Sabine Pass LNG LP company
guaranty sr. notes 7 1/2s, 2016	100,000	113,000

Sabine Pass LNG LP company
guaranty sr. notes 6 1/2s, 2020	15,000	15,563

Samson Investment Co. 144A sr. unsec.
notes 10 1/2s, 2020	85,000	92,650

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2021	15,000	15,713

Seven Generations Energy Ltd. 144A sr. unsec.
notes 8 1/4s, 2020 (Canada)	15,000	16,200

Shelf Drilling Holdings Ltd. 144A
sr. notes 8 5/8s, 2018	35,000	37,800

Shell International Finance BV company guaranty
sr. unsec. notes 3.1s, 2015 (Netherlands)	95,000	98,579

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	20,000	21,250

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	15,000	15,900

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	5,000	5,250

Spectra Energy Capital, LLC sr. notes 8s, 2019	45,000	53,540

20 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	$40,000	$41,515

Tervita Corp. 144A sr. unsec. notes 10 7/8s,
2018 (Canada)	10,000	10,106

Trinidad Drilling, Ltd. 144A sr. unsec.
notes 7 7/8s, 2019 (Canada)	10,000	10,625

Unit Corp. company
guaranty sr. sub. notes 6 5/8s, 2021	30,000	31,650

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039 (Bermuda)	70,000	98,000

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.8s, 2037	15,000	16,212

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.35s, 2017	25,000	28,263

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	70,000	73,150

Williams Cos., Inc. (The) notes 7 3/4s, 2031	2,000	2,144

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	7,000	8,072

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	15,000	15,000

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	55,000	58,713

		4,413,722
Financials (3.8%)
Abbey National Treasury Services PLC/London bank
guaranty sr. unsec. unsub. FRN notes 1.818s,
2014 (United Kingdom)	50,000	50,220

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	200,000	214,416

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	90,000	114,948

Aflac, Inc. sr. unsec. notes 6.9s, 2039	75,000	92,245

Allegion US Holding Co., Inc. 144A company
guaranty sr. unsec. notes 5 3/4s, 2021	15,000	15,600

Ally Financial, Inc. company
guaranty sr. notes 6 1/4s, 2017	35,000	39,025

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	25,000	26,875

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	25,000	29,969

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	20,000	23,300

Ally Financial, Inc. unsec. sub. notes 8s, 2018	30,000	35,400

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2068	76,000	91,960

American International Group, Inc. sr. unsec.
Ser. MTN, 5.85s, 2018	149,000	170,929

American International Group, Inc. sr. unsec.
unsub. notes 4 1/4s, 2014	105,000	107,720

Associates Corp. of North America sr. unsec.
notes 6.95s, 2018	135,000	160,624

AXA SA 144A jr. unsec. sub. FRN notes 6.463s,
perpetual maturity (France)	85,000	86,488

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes 1.969s, 2017	105,000	105,921

BBVA International Preferred SAU bank
guaranty jr. unsec. sub. FRN notes 5.919s,
perpetual maturity (Spain)	95,000	91,438

Bear Stearns Cos., LLC (The) sr. unsec.
unsub. notes 5.7s, 2014	40,000	41,781

Bear Stearns Cos., LLC (The) sr. unsec.
unsub. nots 7 1/4s, 2018	22,000	26,342

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. unsub. notes 4.3s, 2043	29,000	25,953

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s,
2017 (France)	$40,000	$40,779

BNP Paribas SA 144A jr. unsec. sub. FRN
notes 5.186s, perpetual maturity (France)	75,000	76,594

Camden Property Trust sr. unsec. notes
4 7/8s, 2023 R	65,000	67,788

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2020	15,000	16,050

CBL & Associates LP company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023 R	95,000	94,874

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2023	15,000	14,419

CIT Group, Inc. sr. unsec. notes 5s, 2023	20,000	19,250

CIT Group, Inc. sr. unsec. notes 5s, 2022	35,000	34,125

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	30,000	31,875

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	25,000	26,813

CIT Group, Inc. 144A company
guaranty notes 6 5/8s, 2018	50,000	56,188

CIT Group, Inc. 144A company
guaranty notes 5 1/2s, 2019	35,000	37,538

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	3,000	3,845

Citigroup, Inc. sub. notes 5s, 2014	71,000	73,022

Community Choice Financial, Inc. company
guaranty sr. notes 10 3/4s, 2019	40,000	33,500

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	50,000	61,769

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	57,000	65,139

E*Trade Financial Corp. sr. unsec.
unsub. notes 6 3/8s, 2019	65,000	69,794

EPR Properties unsec. notes 5 1/4s, 2023 R	65,000	63,544

Fifth Third Bancorp jr. unsec. sub. FRB
bonds 5.1s, 2049	20,000	17,700

Five Corners Funding Trust 144A unsec.
bonds 4.419s, 2023	135,000	133,332

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	135,000	145,800

General Electric Capital Corp. sr. unsec.
notes 6 3/4s, 2032	150,000	185,746

General Electric Capital Corp. sr. unsec.
notes Ser. GMTN, 3.1s, 2023	5,000	4,744

General Electric Capital Corp. unsec.
sub. notes 5.3s, 2021	110,000	123,048

Genworth Holdings, Inc. sr. unsec.
unsub. notes 7.7s, 2020	95,000	113,107

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	170,000	206,727

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	24,000	26,569

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 5 1/8s, 2022	35,000	38,120

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	40,000	38,555

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	70,000	63,875

Health Care REIT, Inc. sr. unsec.
unsub. notes 3 3/4s, 2023 R	70,000	66,051

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	60,000	66,072

Hockey Merger Sub 2, Inc. 144A sr. unsec.
notes 7 7/8s, 2021	40,000	41,100

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	100,000	103,000

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	146,000	167,759

HSBC USA Capital Trust I 144A jr. bank
guaranty unsec. notes 7.808s, 2026	100,000	101,250

Putnam VT Global Asset Allocation Fund 21

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 8s, 2018	$40,000	$41,600

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. 144A company guaranty
sr. unsec. notes 6s, 2020	25,000	25,750

ING Bank NV 144A unsec. sub. notes 5.8s, 2023
(Netherlands)	235,000	243,710

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	10,000	10,825

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022	30,000	30,000

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	58,000	60,030

International Lease Finance Corp. sr. unsec.
unsub. notes 4 5/8s, 2021	15,000	14,363

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	25,000	27,688

JPMorgan Chase & Co. jr. unsec. sub. FRN
notes 7.9s, perpetual maturity	90,000	99,225

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	95,000	94,945

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	125,000	134,375

Lloyds Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	100,000	113,674

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	35,000	36,153

Mid-America Apartments LP sr. unsec.
notes 4.3s, 2023 R	75,000	73,149

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. notes 6 7/8s, 2021 R	20,000	21,400

MPT Operating Partnership LP/MPT Finance
Corp. company guaranty sr. unsec. unsub.
notes 6 3/8s, 2022 R	45,000	46,575

National Money Mart Co. company guaranty
sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)	20,000	20,300

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. notes 9 5/8s, 2019	10,000	11,250

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	15,000	14,288

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2018	10,000	10,163

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	25,000	26,108

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	45,000	55,198

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 7/8s, 2022	25,000	25,750

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 5/8s, 2020	15,000	15,750

Nuveen Investments, Inc. 144A sr. unsec.
notes 9 1/2s, 2020	25,000	25,063

Nuveen Investments, Inc. 144A sr. unsec.
notes 9 1/8s, 2017	25,000	25,000

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	90,000	87,230

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	25,000	26,688

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	63,000	64,707

Progressive Corp. (The) jr. unsec. sub. FRN
notes 6.7s, 2037	65,000	70,200

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6 3/4s, 2021	40,000	39,700

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/8s, 2019	25,000	27,250

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN
notes 8 7/8s, 2038	$30,000	$36,525

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5 5/8s, 2043	71,000	69,846

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5.2s, 2044	25,000	24,125

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	30,000	28,255

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	25,000	25,161

Royal Bank of Scotland Group PLC unsec.
sub. notes 6.1s, 2023 (United Kingdom)	115,000	117,424

Royal Bank of Scotland Group PLC unsec.
sub. notes 6s, 2023 (United Kingdom)	30,000	30,214

Royal Bank of Scotland Group PLC unsec.
sub. notes 4.7s, 2018 (United Kingdom)	115,000	116,835

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016	21,000	22,359

Santander Issuances SAU 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	100,000	103,560

Simon Property Group LP sr. unsec.
unsub. notes 5 1/4s, 2016 R	22,000	24,351

Simon Property Group LP sr. unsec.
unsub. notes 3 3/8s, 2022 R	10,000	9,747

SLM Corp. sr. unsec. unsub. notes Ser. MTN,
8.45s, 2018	25,000	29,125

Springleaf Finance Corp. sr. unsec.
unsub. notes 7 3/4s, 2021	10,000	10,800

Springleaf Finance Corp. sr. unsec.
unsub. notes 6s, 2020	15,000	15,000

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB bonds 1.243s, 2037	75,000	56,783

Swiss Re Treasury US Corp. 144A company
guaranty sr. unsec. notes 4 1/4s, 2042	90,000	77,341

TMX Finance, LLC/TitleMax Finance Corp. 144A
sr. notes 8 1/2s, 2018	15,000	15,900

Travelers Property Casuality Corp. sr. unsec.
unsub. bonds 7 3/4s, 2026	40,000	50,998

Vnesheconombank Via VEB Finance PLC 144A
sr. unsec. unsub. notes 6.8s, 2025 (Russia)	300,000	313,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)	392,000	427,750

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	20,000	22,814

Walter Investment Management Corp. 144A company
guaranty sr. unsec. notes 7 7/8s, 2021	25,000	25,313

Westpac Banking Corp. sr. unsec. bonds 3s, 2015
(Australia)	15,000	15,643

Westpac Banking Corp. sr. unsec. notes 4 7/8s,
2019 (Australia)	80,000	88,440

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	55,000	58,506

		7,515,037
Health care (1.2%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	80,000	74,949

Acadia Healthcare Co., Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2021	35,000	35,875

Actavis PLC sr. unsec. notes 4 5/8s, 2042	35,000	31,989

Actavis PLC sr. unsec. notes 3 1/4s, 2022	30,000	28,046

Actavis PLC sr. unsec. notes 1 7/8s, 2017	5,000	4,973

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	38,000	46,342

Amgen, Inc. sr. unsec. notes 3.45s, 2020	125,000	127,136

AmSurg Corp. company guaranty sr. unsec.
unsub. notes 5 5/8s, 2020	35,000	36,400

22 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Health care cont.
AstraZeneca PLC sr. unsec. unsub. notes 6.45s,
2037 (United Kingdom)	$71,000	$84,694

Aviv Healthcare Properties LP/Aviv Healthcare
Capital Corp. company guaranty sr. unsec.
notes 7 3/4s, 2019	35,000	37,625

Aviv Healthcare Properties LP/Aviv Healthcare
Capital Corp. 144A company guaranty sr. unsec.
notes 6s, 2021	30,000	30,525

Biomet, Inc. company guaranty sr. unsec.
sub. notes 6 1/2s, 2020	25,000	25,750

Biomet, Inc. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	45,000	47,250

Capella Healthcare, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2017	50,000	53,250

Capsugel SA 144A sr. unsec. notes 7s, 2019
(Luxembourg) ‡‡	30,000	30,563

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018	30,000	31,050

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019	15,000	16,275

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021	80,000	85,019

Endo Finance Co. 144A company guaranty sr. unsec.
notes 5 3/4s, 2022	15,000	15,131

Envision Healthcare Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019	23,000	24,926

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2019	35,000	37,800

HCA, Inc. sr. notes 6 1/2s, 2020	135,000	148,331

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	10,000	11,000

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	65,000	70,038

Healthcare Technology Intermediate, Inc. 144A
sr. unsec. notes 7 3/8s, 2018 ‡‡	20,000	20,750

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019	35,000	37,100

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	20,000	21,250

Jaguar Holding Co. I 144A sr. unsec.
notes 9 3/8s, 2017 ‡‡	15,000	15,863

Jaguar Holding Co.II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019	30,000	33,750

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty notes 10 1/2s, 2018	80,000	92,000

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty sr. unsec. notes 12 1/2s, 2019	20,000	22,550

MPH Intermediate Holding Co. 2 144A sr. unsec.
notes 8 3/8s, 2018 ‡‡	20,000	20,775

Multiplan, Inc. 144A company
guaranty sr. notes 9 7/8s, 2018	35,000	38,500

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018	10,000	10,018

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	25,000	27,156

Par Pharmaceutical Cos., Inc. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	45,000	46,519

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 6.95s, 2037	15,000	16,551

Salix Pharmaceuticals, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2021	10,000	10,250

Service Corp. International/US sr. notes 7s, 2019	20,000	21,400

Service Corp. International/US sr. unsec.
unsub. notes 6 3/4s, 2016	105,000	114,450

Service Corp. International/US 144A sr. unsec.
notes 5 3/8s, 2022	15,000	15,188

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Health care cont.
Stewart Enterprises, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2019	$35,000	$37,100

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	35,000	36,750

Tenet Healthcare Corp. company
guaranty sr. bonds 4 1/2s, 2021	15,000	14,213

Tenet Healthcare Corp. company
guaranty sr. bonds 4 3/8s, 2021	30,000	28,200

Tenet Healthcare Corp. company
guaranty sr. notes 6 1/4s, 2018	50,000	55,500

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	20,000	20,875

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub.
notes 3s, 2015 (Curacao)	50,000	51,597

United Surgical Partners International, Inc.
company guaranty sr. unsec. unsub. notes 9s, 2020	30,000	33,600

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4.7s, 2021	105,000	113,857

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	10,000	9,389

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 3.95s, 2042	90,000	76,696

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 2 3/4s, 2023	90,000	82,090

Valeant Pharmaceuticals International 144A
company guaranty sr. notes 7s, 2020	5,000	5,388

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 7/8s, 2018	20,000	21,400

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 3/8s, 2020	5,000	5,269

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	5,000	5,325

Valeant Pharmaceuticals International 144A
sr. unsec. notes 6 3/4s, 2018	40,000	43,950

WellCare Health Plans, Inc. sr. unsec.
notes 5 3/4s, 2020	25,000	25,563

		2,365,769
Technology (0.7%)
ACI Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020	25,000	26,125

Alcatel-Lucent USA, Inc. sr. unsec.
unsub. notes 6.45s, 2029	30,000	26,550

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	40,000	33,582

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	25,000	23,875

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	70,000	68,600

Cisco Systems, Inc. company guaranty sr. unsec.
unsub. notes 3.15s, 2017	135,000	142,856

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	35,000	37,975

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	17,000	17,361

First Data Corp. company guaranty sr. unsec.
notes 12 5/8s, 2021	50,000	58,688

First Data Corp. 144A company
guaranty notes 8 1/4s, 2021	90,000	95,738

First Data Corp. 144A company
guaranty sr. notes 7 3/8s, 2019	15,000	16,013

First Data Corp. 144A company guaranty sr. unsec.
notes 11 1/4s, 2021	25,000	27,594

First Data Corp. 144A company guaranty sr. unsec.
sub. notes 11 3/4s, 2021	45,000	47,475

Putnam VT Global Asset Allocation Fund 23

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. 144A company guaranty sr. unsec.
sub. notes 11 3/4s, 2021 ##	$10,000	$10,550

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 10 3/4s, 2020	24,000	27,240

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	40,000	40,450

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	35,000	35,296

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	20,000	22,243

Honeywell International, Inc. sr. unsec.
unsub. notes 5 3/8s, 2041	55,000	60,345

Honeywell International, Inc. sr. unsec.
unsub. notes 4 1/4s, 2021	40,000	42,941

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	140,000	122,652

Infor US, Inc. company guaranty sr. unsec.
notes 9 3/8s, 2019	20,000	22,500

Infor US, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2018	20,000	23,050

Iron Mountain, Inc. company
guaranty sr. sub. notes 7 3/4s, 2019	15,000	16,725

Iron Mountain, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2023	30,000	30,750

Jazz Technologies, Inc. company
guaranty sr. unsec. notes 8s, 2015	19,000	18,549

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	25,000	26,903

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	85,000	93,950

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	35,000	37,372

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	80,000	73,622

SunGard Data Systems, Inc. company guaranty
sr. unsec. sub. notes 6 5/8s, 2019	25,000	26,250

SunGard Data Systems, Inc. 144A sr. unsec.
notes 7 5/8s, 2020	35,000	38,150

Syniverse Holdings, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2019	45,000	49,163

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	15,000	16,376

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	21,000	23,367

		1,480,876
Transportation (0.2%)
Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	40,000	43,300

Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	35,000	36,513

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	35,000	38,462

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	70,000	59,318

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	49,734	57,194

FedEx Corp. company guaranty sr. unsec.
unsub. notes 2 5/8s, 2022	15,000	13,612

Kansas City Southern de Mexico SA de CV
sr. unsec. unsub. notes 2.35s, 2020 (Mexico)	9,000	8,377

Kansas City Southern Railway Co. (The) 144A
sr. unsec. notes 4.3s, 2043	16,000	13,955

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	60,000	66,750

United AirLines, Inc. pass-through certificates
Ser. 07-A, 6.636s, 2022	14,324	15,416

United Continental Holdings, Inc. company
guaranty sr. unsec. notes 6s, 2020	20,000	19,975

Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	30,000	29,700

		402,572

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Utilities and power (1.6%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	$85,000	$99,875

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	55,000	62,013

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	15,000	14,063

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	25,000	26,121

Arizona Public Services Co. sr. unsec.
notes 4 1/2s, 2042	15,000	14,363

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	5,000	6,386

Beaver Valley Funding Corp. sr. bonds 9s, 2017	5,000	5,029

Boardwalk Pipelines LP company
guaranty sr. unsec. notes 5 7/8s, 2016	66,000	73,196

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020	63,000	68,985

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	10,000	10,225

Calpine Corp. 144A company
guaranty sr. notes 5 7/8s, 2024	5,000	4,900

Colorado Interstate Gas Co., LLC sr. unsec.
debs. 6.85s, 2037	10,000	10,804

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	28,000	31,989

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	45,000	41,207

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	55,000	59,538

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	95,000	97,516

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	70,000	88

El Paso Corp. sr. unsec. notes 7s, 2017	120,000	135,676

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	35,527

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	20,000	24,436

Electricite de France (EDF) 144A sr. unsec.
notes 6 1/2s, 2019 (France)	60,000	70,938

Electricite de France (EDF) 144A unsec. sub. FRN
notes 5 1/4s, perpetual maturity (France)	290,000	288,550

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	39,000	41,438

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 12 1/4s, 2022	45,000	52,875

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A sr. notes 10s, 2020	79,000	83,740

Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	25,000	28,063

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	30,000	32,259

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	25,000	26,249

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	80,000	75,341

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. notes 6 7/8s, 2019	20,000	21,525

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. notes 7 3/4s, 2022	10,000	11,200

EP Energy/EP Energy Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	55,000	63,456

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A
sr. unsec. notes 8 1/8s, 2017 ‡‡	21,782	22,653

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	54,000	50,336

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	8,000	7,861

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	45,000	49,950

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	10,000	11,325

ITC Holdings Corp. 144A notes 5 7/8s, 2016	50,000	55,334

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	35,000	39,085

24 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Utilities and power cont.
Kansas Gas and Electric Co. bonds 5.647s, 2021	$13,008	$13,607

Kinder Morgan Energy Partners LP sr. unsec.
notes 6.85s, 2020	70,000	83,208

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	59,000	57,820

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	39,000	44,307

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	50,000	60,301

Narragansett Electric Co. (The) 144A sr. unsec.
notes 4.17s, 2042	80,000	69,955

Nevada Power Co. mtge. notes 7 1/8s, 2019	40,000	48,656

NiSource Finance Corp. company
guaranty sr. unsec. notes 6 1/8s, 2022	25,000	27,719

NRG Energy, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2021	120,000	132,900

NSTAR Electric Co. sr. unsec.
unsub. notes 2 3/8s, 2022 (Canada)	75,000	68,107

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	25,000	25,113

Pacific Gas & Electric Co. sr. unsec.notes 6.05s, 2034	40,000	45,820

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	76,000	83,205

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 4.2s, 2022	105,000	104,955

PSEG Power, LLC company guaranty sr. unsec.
notes 5.32s, 2016	37,000	40,710

Public Service Electric & Gas Co.
sr. notes Ser. MTN, 5 1/2s, 2040	25,000	27,931

Puget Sound Energy, Inc. jr. sub. FRN
notes Ser. A, 6.974s, 2067	98,000	100,328

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	25,000	24,375

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2023	30,000	27,300

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	5,000	5,283

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company
guaranty sr. notes 11 1/2s, 2020	25,000	18,375

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
notes 6.35s, 2067 (Canada)	30,000	30,816

Union Electric Co. sr. notes 6.4s, 2017	50,000	57,323

West Penn Power Co. 144A sr. bonds 5.95s, 2017	25,000	28,182

		3,080,411

Total corporate bonds and notes (cost $33,057,115)		$34,710,832

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.0%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from May 20, 2037
to November 20, 2039	$1,028,182	$1,152,902
3s, TBA, January 1, 2044	3,000,000	2,897,813

		4,050,715
U.S. Government Agency Mortgage Obligations (10.2%)
Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, January 1, 2044	5,000,000	5,551,558
4 1/2s, TBA, January 1, 2044	1,000,000	1,060,469
4s, TBA, January 1, 2044	9,000,000	9,274,219
3 1/2s, TBA, January 1, 2029	4,000,000	4,183,438

		20,069,684
Total U.S. government and agency mortgage
obligations (cost $24,141,678)		$24,120,399

MORTGAGE-BACKED SECURITIES (3.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.7%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 25.123s, 2037	$27,115	$39,128
IFB Ser. 3072, Class SM, 23.186s, 2035	32,916	46,714
IFB Ser. 3072, Class SB, 23.039s, 2035	30,500	42,980
IFB Ser. 3249, Class PS, 21.725s, 2036	30,876	41,747
IFB Ser. 3065, Class DC, 19.36s, 2035	54,862	77,153
IFB Ser. 2990, Class LB, 16.52s, 2034	50,621	66,176
IFB Ser. 3708, Class SQ, IO, 6.383s, 2040	148,646	28,064
IFB Ser. 3708, Class SA, IO, 6.283s, 2040	289,766	53,531
IFB Ser. 3964, Class SA, IO, 5.833s, 2041	304,324	46,945
IFB Ser. 310, Class S4, IO, 5.783s, 2043	99,315	24,044
IFB Ser. 311, Class S1, IO, 5.783s, 2043	248,796	52,870
IFB Ser. 308, Class S1, IO, 5.783s, 2043	185,303	43,355
IFB Ser. 314, Class AS, IO, 5.723s, 2043	219,841	46,856

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.963s, 2036	46,867	71,217
IFB Ser. 05-45, Class DA, 23.816s, 2035	61,054	90,567
IFB Ser. 07-53, Class SP, 23.596s, 2037	41,828	60,958
IFB Ser. 05-75, Class GS, 19.756s, 2035	22,732	30,086
Ser. 06-46, Class OC, PO, zero %, 2036	18,445	15,865

Government National Mortgage Association
Ser. 10-9, Class XD, IO, 6.433s, 2040	299,278	53,741
IFB Ser. 10-85, Class SE, IO, 6.383s, 2040	184,060	33,300
IFB Ser. 10-56, Class SC, IO, 6.333s, 2040	227,410	40,561
IFB Ser. 10-20, Class SE, IO, 6.083s, 2040	284,470	48,872
IFB Ser. 13-129, Class CS, IO, 5.983s, 2042	235,892	38,217
Ser. 10-9, Class UI, IO, 5s, 2040	215,495	47,844
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	684,749	103,281
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	791,943	127,170

		1,371,242
Commercial mortgage-backed securities (1.7%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-3, Class A3, 5.649s, 2049	119,000	119,349
Ser. 07-2, Class A2, 5.633s, 2049	7,029	7,099
Ser. 06-5, Class A3, 5.39s, 2047	58,000	59,196
Ser. 07-1, Class XW, IO, 0.332s, 2049	1,071,327	9,700

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.813s, 2042	725,806	2,262
Ser. 04-5, Class XC, IO, 0.697s, 2041	1,256,875	5,449
Ser. 02-PB2, Class XC, IO, 0.414s, 2035	194,144	2
Ser. 07-5, Class XW, IO, 0.364s, 2051	2,415,187	22,406

Bear Stearns Commercial Mortgage Securities Trust
Ser. 04-PR3I, Class X1, IO, 0.901s, 2041	139,288	489

Bear Stearns Commercial Mortgage Securities
Trust 144A
Ser. 07-PW15, Class X2, IO, 0.391s, 2044	13,653,927	6,827
Ser. 06-PW14, Class X1, IO, 0.164s, 2038	1,325,906	22,832

Citigroup Commercial Mortgage Trust FRB
Ser. 05-C3, Class AJ, 4.96s, 2043	43,000	43,267

Citigroup Commercial Mortgage Trust 144A
Ser. 06-C5, Class XC, IO, 0.538s, 2049	6,717,991	97,411

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0.378s, 2049	1,305,170	13,313
Ser. 07-CD4, Class XC, IO, 0.168s, 2049	7,097,905	63,881

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	91,000	94,476
FRB Ser. 05-LP5, Class D, 5.086s, 2043	94,000	97,929

COMM Mortgage Trust 144A Pass-Through
Certificates Ser. 06-C8, Class XS, IO, 0.155s, 2046	5,700,219	76,261

Putnam VT Global Asset Allocation Fund 25

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage
Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	$46,810	$51,491
Ser. 02-CP3, Class AX, IO, 1.23s, 2035	61,905	583

Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2, 5.76s, 2039	46,323	46,360

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.071s, 2049	6,574,600	21,316

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	196,465	196,772

First Union National Bank-Bank of America
Commercial Mortgage Trust 144A Ser. 01-C1,
Class 3, IO, 1.692s, 2033	32,846	248

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.917s, 2032	28,693	14,060

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.16s, 2045	23,102,952	56,873
Ser. 07-C1, Class XC, IO, 0.113s, 2049	8,709,797	46,188

GE Commercial Mortgage Corporation Trust FRB
Ser. 05-C1, Class B, 4.846s, 2048	74,000	76,053

GMAC Commercial Mortgage Securities, Inc. Trust
Ser. 97-C1, Class X, IO, 1.303s, 2029	41,354	1,056
Ser. 05-C1, Class X1, IO, 0.599s, 2043	2,183,481	13,821

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	55,000	51,678
FRB Ser. 05-GG3, Class D, 4.986s, 2042	43,000	42,897
FRB Ser. 05-GG3, Class B, 4.894s, 2042	157,000	160,941

GS Mortgage Securities Trust
Ser. 06-GG6, Class A2, 5.506s, 2038	6,259	6,282
Ser. 05-GG4, Class B, 4.841s, 2039	170,000	169,371

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	6,336	6,368
Ser. 06-GG8, Class X, IO, 0.574s, 2039	9,111,275	174,025
Ser. 06-GG6, Class XC, IO, 0.046s, 2038	1,515,701	1,752

JPMorgan Chase Commercial Mortgage
Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.071s, 2051	38,500	39,389
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	107,000	92,021
FRB Ser. 04-CB9, Class B, 5.647s, 2041	61,000	62,720
FRB Ser. 13-C10, Class D, 4.161s, 2047	53,000	44,602
Ser. 06-LDP8, Class X, IO, 0.545s, 2045	1,568,904	20,691
Ser. 07-LDPX, Class X, IO, 0.3s, 2049	4,456,227	39,032

JPMorgan Chase Commercial Mortgage Securities
Trust 144A Ser. 05-CB12, Class X1, IO, 0.343s, 2037	2,062,136	10,849

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	7,516	7,554
Ser. 99-C1, Class G, 6.41s, 2031	37,135	38,612
Ser. 98-C4, Class H, 5.6s, 2035	50,000	52,776

LB-UBS Commercial Mortgage Trust Ser. 06-C7,
Class A2, 5.3s, 2038	73,210	75,980

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C6, Class XCL, IO, 0.672s, 2039	8,391,760	148,677
Ser. 06-C7, Class XCL, IO, 0.651s, 2038	1,961,983	32,802
Ser. 06-C7, Class XW, IO, 0.651s, 2038	1,111,968	18,838
Ser. 05-C5, Class XCL, IO, 0.461s, 2040	4,034,354	33,715
Ser. 05-C2, Class XCL, IO, 0.348s, 2040	2,295,737	6,979
Ser. 05-C7, Class XCL, IO, 0.208s, 2040	2,709,649	9,768

Merrill Lynch Mortgage Trust FRB Ser. 07-C1,
Class A3, 5.858s, 2050	97,665	100,481

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.929s, 2039	$614,220	$2,513
Ser. 05-MCP1, Class XC, IO, 0.59s, 2043	2,166,819	14,622

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.104s, 2045	357,952	32,967
Ser. 05-C3, Class X, IO, 5.956s, 2044	102,696	8,657

Morgan Stanley Bank of America Merrill Lynch
Trust 144A FRB Ser. 13-C11, Class D, 4.419s, 2046	100,000	85,090

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2, 5.741s, 2041	4,654	4,654
Ser. 07-IQ14, Class A2, 5.61s, 2049	68,183	68,568
FRB Ser. 07-HQ12, Class A2, 5.597s, 2049	89,949	90,399

Morgan Stanley ReREMIC Trust 144A FRB
Ser. 10-C30A, Class A3B, 5.246s, 2043	98,904	99,101

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049	50,000	48,795
Ser. 12-C4, Class XA, IO, 1.88s, 2045	366,806	41,069

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C34, IO, 0.337s, 2046	1,425,926	17,254

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.324s, 2042	2,778,431	9,863
Ser. 06-C26, Class XC, IO, 0.051s, 2045	1,404,546	2,556

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.304s, 2046	100,000	82,780

WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 13-UBS1, Class D, 4.634s, 2046	146,000	124,386

		3,449,044
Residential mortgage-backed securities (non-agency) (0.7%)
American Home Mortgage Assets Trust FRB
Ser. 06-5, Class A1, 1.064s, 2046	295,490	153,655

Barclays Capital, LLC Trust FRB Ser. 12-RR10,
Class 9A2, 2.66s, 2035	40,000	34,980

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.012s, 2037	50,019	30,067
Ser. 09-RR7, Class 1A7, IO, 1.685s, 2046	1,718,914	53,716
Ser. 09-RR7, Class 2A7, IO, 1.508s, 2047	1,855,948	58,026

Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037	70,614	62,140
FRB Ser. 05-51, Class 1A1, 0.487s, 2035	83,040	67,134

Residential Accredit Loans, Inc. FRB Ser. 06-QO7,
Class 1A1, 0.943s, 2046	196,846	124,505

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.213s, 2046	113,617	99,415
FRB Ser. 06-AR3, Class A1B, 1.143s, 2046	51,184	41,356
FRB Ser. 05-AR13, Class A1C3, 0.655s, 2045	104,288	89,062
FRB Ser. 05-AR9, Class A1C3, 0.645s, 2045	118,490	106,641
FRB Ser. 05-AR13, Class A1B3, 0.525s, 2045	198,843	174,982
FRB Ser. 05-AR15, Class A1B3, 0.505s, 2045	147,528	122,596

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-12, Class A6, 5 1/2s, 2037	119,912	121,711

		1,339,986

Total mortgage-backed securities (cost $5,618,136)		$6,160,272

INVESTMENT COMPANIES (1.2%)*	Shares	Value

SPDR S&P 500 ETF Trust	13,228	$2,442,815

Total investment companies (cost $1,744,638)		$2,442,815

26 Putnam VT Global Asset Allocation Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.6%)*		Principal amount		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)			$28,041	$20,731

Argentina (Republic of) sr. unsec. bonds 7s,
2017 (Argentina)			40,000	36,100

Argentina (Republic of) sr. unsec.
unsub. bonds 7s, 2015 (Argentina)			414,000	412,551

Argentina (Republic of) sr. unsec.
unsub. notes Ser. NY, 8.28s, 2033 (Argentina)			259,377	195,830

Brazil (Federal Republic of) unsec.
notes 10s, 2021 (Brazil)		BRL	805	296,856

Poland (Republic of) sr. unsec. bonds 5s,
2022 (Poland)			$155,000	165,656

South Africa (Republic of) sr. unsec.
unsub. notes 4.665s, 2024 (South Africa)			135,000	129,094

Total foreign government and agency bonds
and notes (cost $1,336,683)				$1,256,818

SENIOR LOANS (0.2%)* [c]		Principal amount		Value

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 5.488s, 2018			$151,836	$144,719

First Data Corp. bank term loan FRN 4.17s, 2018			99,303	99,341

First Data Corp. bank term loan FRN 4.17s, 2017			10,568	10,581

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.73s, 2017			130,971	89,977

Total senior loans (cost $361,729)				$344,618

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			93	$88,824

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			1,430	38,238

M/I Homes, Inc. $2.438 pfd.			880	22,264

Samsung Electronics Co., Ltd. zero % cum. pfd.
(South Korea)			36	34,650

Total preferred stocks (cost $137,543)				$183,976

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds
4.421s, 1/1/15			$20,000	$20,621
4.071s, 1/1/14			50,000	50,000

Total municipal bonds and notes (cost $70,000)				$70,621

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.			1,280	$26,180

United Technologies Corp. $3.75 cv. pfd.			400	26,188

Total convertible preferred stocks (cost $43,395)				$52,368

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

iStar Financial, Inc. cv. sr. unsec.
unsub. notes 3s, 2016 R			$20,000	$27,300

Total convertible bonds and notes (cost $21,642)				$27,300

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Tower Semiconductor,
Ltd. 144A (Israel) F	6/30/15	$0.01	7932	$—

Total warrants (cost $1,586)				$—

SHORT-TERM INVESTMENTS (23.3%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.14% [d]			4,428,104	$4,428,104

Putnam Short Term Investment Fund 0.08% L			32,144,304	32,144,304

Federal Home Loan Bank unsec. discount
notes with an effective yield of 0.02%,
January 24, 2014			$5,000,000	4,999,936

SHORT-TERM INVESTMENTS (23.3%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging
from 0.07% to 0.10%, August 21, 2014 # Δ §	$3,352,000	$3,350,494

U.S. Treasury Bills with an effective yield
of 0.10%, May 29, 2014 # Δ §	308,000	307,907

U.S. Treasury Bills with effective yields ranging
from 0.10% to 0.11%, April 3, 2014 # Δ	333,000	332,927

U.S. Treasury Bills with an effective yield
of 0.14%, February 6, 2014 #	120,000	119,980

U.S. Treasury Bills with effective yields ranging
from 0.13% to 0.14%, January 9, 2014 # Δ	351,000	350,980

Total short-term investments (cost $46,034,204)		$46,034,632
Total investments (cost $200,357,294)		$224,548,866

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
USD / $	United States Dollar

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GMTN Global Medium Term Notes

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

NVDR Non-voting Depository Receipt

OAO Open Joint Stock Company

OJSC Open Joint Stock Company

PO Principal Only

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $197,727,958.

† Non-income-producing security.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

Putnam VT Global Asset Allocation Fund 27

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 200 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

At the close of the reporting period, the fund maintained liquid assets totaling $59,516,312 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $67,358,368)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Brazilian Real	Buy	1/3/14	$230,073	$242,980	$(12,907)

	Brazilian Real	Sell	1/3/14	230,073	232,295	2,222

	Chilean Peso	Buy	1/16/14	494,645	513,807	(19,162)

	Chilean Peso	Sell	1/16/14	494,645	497,228	2,583

	Euro	Sell	3/19/14	3,086,452	3,040,035	(46,417)

	Singapore Dollar	Sell	2/19/14	310,872	316,014	5,142

	Swiss Franc	Sell	3/19/14	213,679	210,395	(3,284)

Barclays Bank PLC

	Australian Dollar	Buy	1/16/14	563,209	588,396	(25,187)

	Australian Dollar	Sell	1/16/14	570,435	579,456	9,021

	Brazilian Real	Buy	1/3/14	558,567	592,579	(34,012)

	Brazilian Real	Sell	1/3/14	558,567	567,271	8,704

	British Pound	Sell	3/19/14	2,459,929	2,429,441	(30,488)

	Canadian Dollar	Sell	1/16/14	397,702	400,919	3,217

	Euro	Sell	3/19/14	486,987	480,796	(6,191)

	Hong Kong Dollar	Sell	2/19/14	411,095	411,258	163

	Japanese Yen	Sell	2/19/14	302,563	319,976	17,413

	Mexican Peso	Buy	1/16/14	120,878	115,209	5,669

	Norwegian Krone	Buy	3/19/14	21,702	21,570	132

	Polish Zloty	Buy	3/19/14	101,741	99,024	2,717

	Singapore Dollar	Buy	2/19/14	51,904	50,661	1,243

	Swiss Franc	Sell	3/19/14	717,649	706,517	(11,132)

	Turkish Lira	Buy	3/19/14	105,953	110,459	(4,506)

Citibank, N.A.

	Brazilian Real	Buy	1/3/14	562,424	594,929	(32,505)

	Brazilian Real	Sell	1/3/14	562,425	566,873	4,448

	British Pound	Buy	3/19/14	2,589,520	2,558,071	31,449

	Canadian Dollar	Sell	1/16/14	546,111	562,348	16,237

	Danish Krone	Sell	3/19/14	192,451	189,588	(2,863)

	Euro	Sell	3/19/14	2,072,446	2,037,852	(34,594)

	Japanese Yen	Sell	2/19/14	1,578,361	1,680,204	101,843

	New Taiwan Dollar	Buy	2/19/14	361,532	366,074	(4,542)

	New Taiwan Dollar	Sell	2/19/14	361,532	367,187	5,655

	New Zealand Dollar	Buy	1/16/14	193,950	191,411	2,539

	New Zealand Dollar	Sell	1/16/14	193,950	191,372	(2,578)

	Swiss Franc	Sell	3/19/14	420,517	414,021	(6,496)

28 Putnam VT Global Asset Allocation Fund

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $67,358,368) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	British Pound	Sell	3/19/14	$574,143	$564,783	$(9,360)

	Canadian Dollar	Sell	1/16/14	188,687	193,761	5,074

	Euro	Sell	3/19/14	6,191	6,731	540

	Indian Rupee	Buy	2/19/14	116,136	116,000	136

	Japanese Yen	Sell	2/19/14	1,054,679	1,129,024	74,345

	Mexican Peso	Buy	1/16/14	97,129	93,796	3,333

	New Zealand Dollar	Buy	1/16/14	26,216	32,932	(6,716)

	Norwegian Krone	Sell	3/19/14	4,949	2,951	(1,998)

	Singapore Dollar	Sell	2/19/14	98,182	101,523	3,341

	South Korean Won	Buy	2/19/14	57,657	57,546	111

	Swedish Krona	Sell	3/19/14	197,231	192,361	(4,870)

	Swiss Franc	Sell	3/19/14	1,197,390	1,178,762	(18,628)

Deutsche Bank AG

	Australian Dollar	Sell	1/16/14	188,955	182,660	(6,295)

	Canadian Dollar	Sell	1/16/14	195,369	191,974	(3,395)

	Euro	Sell	3/19/14	2,752	2,686	(66)

	Japanese Yen	Sell	2/19/14	95,737	95,647	(90)

	Polish Zloty	Buy	3/19/14	101,049	98,345	2,704

	Swiss Franc	Sell	3/19/14	616,137	609,624	(6,513)

Goldman Sachs International

	Australian Dollar	Buy	1/16/14	127,219	132,784	(5,565)

	British Pound	Buy	3/19/14	1,324	1,777	(453)

	Canadian Dollar	Sell	1/16/14	219,649	218,894	(755)

	Chilean Peso	Buy	1/16/14	477,428	496,557	(19,129)

	Chilean Peso	Sell	1/16/14	477,428	479,732	2,304

	Euro	Buy	3/19/14	199,472	196,475	2,997

	Japanese Yen	Sell	2/19/14	416,083	438,716	22,633

HSBC Bank USA, National Association

	British Pound	Sell	3/19/14	2,464,894	2,433,993	(30,901)

	Canadian Dollar	Sell	1/16/14	195,463	194,349	(1,114)

	Euro	Sell	3/19/14	295,632	290,200	(5,432)

	Japanese Yen	Sell	2/19/14	742,245	788,840	46,595

	New Taiwan Dollar	Buy	2/19/14	361,532	365,993	(4,461)

	New Taiwan Dollar	Sell	2/19/14	361,532	367,037	5,505

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	1/16/14	187,171	188,862	1,691

	Brazilian Real	Buy	1/3/14	563,442	594,929	(31,487)

	Brazilian Real	Sell	1/3/14	563,442	570,245	6,803

	British Pound	Sell	3/19/14	847,395	835,284	(12,111)

	Canadian Dollar	Sell	1/16/14	189,629	191,037	1,408

	Euro	Sell	3/19/14	257,663	252,666	(4,997)

	Mexican Peso	Buy	1/16/14	111,712	108,112	3,600

	New Taiwan Dollar	Buy	2/19/14	630,633	637,137	(6,504)

	New Taiwan Dollar	Sell	2/19/14	630,633	641,169	10,536

	New Zealand Dollar	Buy	1/16/14	189,841	195,749	(5,908)

	New Zealand Dollar	Sell	1/16/14	189,841	188,862	(979)

	Singapore Dollar	Sell	2/19/14	314,755	320,703	5,948

	South Korean Won	Buy	2/19/14	273,006	271,564	1,442

	Swedish Krona	Sell	3/19/14	335,085	330,161	(4,924)

	Swiss Franc	Sell	3/19/14	209,866	209,597	(269)

Putnam VT Global Asset Allocation Fund 29

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $67,358,368) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/16/14	$365,331	$383,958	$(18,627)

	Australian Dollar	Sell	1/16/14	365,331	388,403	23,072

	Brazilian Real	Buy	1/3/14	440,606	468,374	(27,768)

	Brazilian Real	Sell	1/3/14	440,606	447,096	6,490

	British Pound	Sell	3/19/14	4,670,769	4,612,429	(58,340)

	Canadian Dollar	Sell	1/16/14	196,310	199,353	3,043

	Euro	Buy	3/19/14	393,854	390,372	3,482

	Japanese Yen	Sell	2/19/14	194,290	203,370	9,080

	Mexican Peso	Buy	1/16/14	193,073	190,806	2,267

State Street Bank and Trust Co.

	Australian Dollar	Sell	1/16/14	701,222	733,233	32,011

	Brazilian Real	Buy	1/3/14	539,282	573,524	(34,242)

	Brazilian Real	Sell	1/3/14	539,282	549,533	10,251

	British Pound	Buy	3/19/14	197,450	195,279	2,171

	Canadian Dollar	Sell	1/16/14	193,675	191,734	(1,941)

	Euro	Buy	3/19/14	56,127	51,105	5,022

	Mexican Peso	Buy	1/16/14	146,884	141,838	5,046

	New Taiwan Dollar	Buy	2/19/14	630,637	637,507	(6,870)

	New Taiwan Dollar	Sell	2/19/14	630,637	640,341	9,704

	New Zealand Dollar	Buy	1/16/14	189,841	194,329	(4,488)

	New Zealand Dollar	Sell	1/16/14	189,841	188,772	(1,069)

	Norwegian Krone	Buy	3/19/14	188,447	187,187	1,260

	Polish Zloty	Buy	3/19/14	173,928	169,242	4,686

	Singapore Dollar	Sell	2/19/14	151,671	155,164	3,493

	South Korean Won	Buy	2/19/14	346,256	344,633	1,623

	Swiss Franc	Sell	3/19/14	122,711	120,811	(1,900)

UBS AG

	Australian Dollar	Sell	1/16/14	373,807	383,619	9,812

	British Pound	Buy	3/19/14	5,571,954	5,506,844	65,110

	Canadian Dollar	Sell	1/16/14	195,934	195,989	55

	Euro	Buy	3/19/14	4,439,147	4,372,230	66,917

	Japanese Yen	Sell	2/19/14	114,884	116,167	1,283

	Mexican Peso	Buy	1/16/14	84,253	77,560	6,693

	New Zealand Dollar	Buy	1/16/14	189,923	194,422	(4,499)

	New Zealand Dollar	Sell	1/16/14	189,923	187,308	(2,615)

	Norwegian Krone	Buy	3/19/14	47,399	47,088	311

	Singapore Dollar	Sell	2/19/14	173,780	177,975	4,195

	Swedish Krona	Sell	3/19/14	172,884	170,329	(2,555)

	Swiss Franc	Sell	3/19/14	226,467	222,917	(3,550)

WestPac Banking Corp.

	Australian Dollar	Buy	1/16/14	184,851	199,074	(14,223)

	Australian Dollar	Sell	1/16/14	184,851	195,267	10,416

	British Pound	Sell	3/19/14	289,472	285,961	(3,511)

	Canadian Dollar	Sell	1/16/14	313,757	316,731	2,974

	Euro	Sell	3/19/14	2,545,539	2,505,394	(40,145)

	Japanese Yen	Sell	2/19/14	758,517	806,354	47,837

Total						$63,620

30 Putnam VT Global Asset Allocation Fund

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/13	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 10 yr (Long)	19	$1,945,274	Mar-14	$15,541

Euro STOXX 50 Index
(Short)	128	5,472,862	Mar-14	(333,249)

FTSE 100 Index (Short)	20	2,218,145	Mar-14	(98,587)

MSCI EAFE Index Mini
(Long)	87	8,342,430	Mar-14	453,531

OMXS 30 Index (Short)	40	830,243	Jan-14	(48,788)

Russell 2000 Index Mini
(Short)	26	3,019,640	Mar-14	(164,344)

S&P 500 Index (Long)	1	460,275	Mar-14	16,621

S&P 500 Index E-Mini
(Long)	128	11,783,040	Mar-14	425,344

S&P 500 Index E-Mini
(Short)	27	2,485,485	Mar-14	(89,829)

S&P Mid Cap 400 Index
E-Mini (Long)	25	3,348,500	Mar-14	143,625

SGX MSCI Singapore Index
(Short)	6	347,272	Jan-14	(1,267)

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/13 cont.	contracts	Value	date	(depreciation)

SPI 200 Index (Long)	47	$5,579,421	Mar-14	$219,085

SPI 200 Index (Short)	6	712,266	Mar-14	(30,829)

Tokyo Price Index (Short)	20	2,473,649	Mar-14	(86,497)

U.K. Gilt 10 yr (Long)	22	3,882,076	Mar-14	(84,214)

U.S. Treasury Bond 30 yr
(Long)	16	2,053,000	Mar-14	(34,280)

U.S. Treasury Bond Ultra
30 yr (Long)	9	1,226,250	Mar-14	(18,509)

U.S. Treasury Note 2 yr
(Long)	31	6,814,188	Mar-14	(13,965)

U.S. Treasury Note 2 yr
(Short)	26	5,715,125	Mar-14	6,857

U.S. Treasury Note 5 yr
(Long)	67	7,993,938	Mar-14	(102,127)

U.S. Treasury Note 10 yr
(Long)	25	3,076,172	Mar-14	(59,423)

U.S. Treasury Note 10 yr
(Short)	47	5,783,203	Mar-14	109,909

Total				$224,605

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/13
	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$6,710,000 E	$13,508	3/19/19	3 month USD-LIBOR-BBA	2.00%	$10,012

11,590,000 E	30,753	3/19/16	3 month USD-LIBOR-BBA	0.75%	9,335

890,000 E	10,190	3/19/44	3 month USD-LIBOR-BBA	3.75%	(10,251)

4,160,000 E	49,263	3/19/24	3 month USD-LIBOR-BBA	3.25%	32,316

Total	$103,714				$41,412

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC
$19,121	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$58
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

607,894	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,219
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,414	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

13,310	—	1/12/40	5.00% (1 month	Synthetic MBX Index	25
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

104,151	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(219)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

257,005	—	1/12/41	5.00% (1 month	Synthetic MBX Index	491
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

126,050	—	1/12/41	5.00% (1 month	Synthetic MBX Index	241
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Putnam VT Global Asset Allocation Fund 31

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
	$22,184	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$42
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	72,013	—	1/12/40	5.00% (1 month	Synthetic MBX Index	138
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	52,218	—	1/12/40	5.00% (1 month	Synthetic MBX Index	100
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	67,785	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(162)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	12,223	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(71)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	6,055	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(35)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	6,055	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(35)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	12,223	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(71)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	31,847	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(184)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	12,223	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(71)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	322,507	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,177
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	9,809	—	1/12/41	5.00% (1 month	Synthetic MBX Index	19
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	24,446	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(141)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	83,380	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(896)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

Citibank, N.A.
	49,537	—	1/12/41	5.00% (1 month	Synthetic MBX Index	95
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	71	—	12/19/14	(3 month USD-LIBOR-BBA	A basket (CGPUTQL2)	208,245
				plus 0.15%)	of common stocks

units	1,554	—	12/19/14	3 month USD-LIBOR-BBA	Russell 1000 Total	(190,160)
				minus 0.10%	Return Index

Credit Suisse International
	$414,334	—	1/12/41	4.50% (1 month	Synthetic MBX Index	101
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	105,574	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(385)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

32 Putnam VT Global Asset Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
$10,628	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$90
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

47,206	—	1/12/42	4.00% (1 month	Synthetic TRS Index	143
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

47,206	—	1/12/42	4.00% (1 month	Synthetic TRS Index	143
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

118,108	—	1/12/41	4.00% (1 month	Synthetic TRS Index	431
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

164,729	—	1/12/41	4.50% (1 month	Synthetic TRS Index	1,391
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

36,311	—	1/12/41	4.50% (1 month	Synthetic TRS Index	307
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

24,798	—	1/12/41	4.50% (1 month	Synthetic TRS Index	209
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

244,023	—	1/12/40	4.00% (1 month	Synthetic TRS Index	1,006
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

444,954	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,624
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
56,238	—	1/12/41	4.50% (1 month	Synthetic TRS Index	475
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

29,889	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(107)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$—				$26,241

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/13
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$273	$4,000	5/11/63	300 bp	$210

CMBX NA BBB– Index	BBB–/P	482	8,000	5/11/63	300 bp	355

CMBX NA BBB– Index	BBB–/P	926	15,000	5/11/63	300 bp	687

CMBX NA BBB– Index	BBB–/P	912	16,000	5/11/63	300 bp	657

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	1,219	11,000	5/11/63	300 bp	1,044

Credit Suisse International
CMBX NA BBB– Index	BBB–/P	19	1,000	5/11/63	300 bp	3

CMBX NA BBB– Index	BBB–/P	62	8,000	5/11/63	300 bp	(65)

CMBX NA BBB– Index	BBB–/P	93	8,000	5/11/63	300 bp	(34)

CMBX NA BBB– Index	BBB–/P	796	10,000	5/11/63	300 bp	637

CMBX NA BBB– Index	BBB–/P	1,469	13,000	5/11/63	300 bp	1,262

CMBX NA BBB– Index	BBB–/P	1,007	13,000	5/11/63	300 bp	800

CMBX NA BBB– Index	BBB–/P	855	13,000	5/11/63	300 bp	648

CMBX NA BBB– Index	BBB–/P	1,118	14,000	5/11/63	300 bp	894

CMBX NA BBB– Index	BBB–/P	426	14,000	5/11/63	300 bp	203

CMBX NA BBB– Index	BBB–/P	215	14,000	5/11/63	300 bp	(8)

Putnam VT Global Asset Allocation Fund 33

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/13 cont.
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$247	$14,000	5/11/63	300 bp	$24

CMBX NA BBB– Index	BBB–/P	1,093	15,000	5/11/63	300 bp	854

CMBX NA BBB– Index	BBB–/P	1,686	22,000	5/11/63	300 bp	1,336

CMBX NA BBB– Index	BBB–/P	1,108	27,000	5/11/63	300 bp	679

CMBX NA BBB– Index	BBB–/P	1,811	17,000	5/11/63	300 bp	1,541

CMBX NA BBB– Index	BBB–/P	526	11,000	5/11/63	300 bp	351

CMBX NA BBB– Index	BBB–/P	605	14,000	5/11/63	300 bp	382

Total		$16,948				$12,460

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2013. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/13

					Payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

NA HY Series 21 Index	B+/P	$(9,001)	$180,000	12/20/18	500 bp	$6,597

NA IG Series 21 Index	BBB+/P	(6,038)	570,000	12/20/18	100 bp	4,423

NA IG Series 21 Index	BBB+/P	(23,020)	2,125,000	12/20/18	100 bp	15,981

NA HY Series 21 Index	B+/P	(194,431)	4,410,000	12/20/18	500 bp	187,726

NA IG Series 21 Index	BBB+/P	(8,591)	800,000	12/20/18	100 bp	6,092

NA HY Series 21 Index	B+/P	(224,027)	5,268,000	12/20/18	500 bp	232,481

NA IG Series 21 Index	BBB+/P	(2,176)	205,000	12/20/18	100 bp	1,587

NA IG Series 21 Index	BBB+/P	(3,132)	285,000	12/20/18	100 bp	2,099

NA HY Series 21 Index	B+/P	(77,728)	1,120,000	12/20/18	500 bp	19,325

Total		$(548,144)				$476,311

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2013. Securities rated by Putnam are indicated by “/P.”

34 Putnam VT Global Asset Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$4,947,342	$1,540,166	$—

Capital goods	5,297,648	1,310,144	—

Communication services	3,693,524	983,251	—

Conglomerates	1,789,514	392,003	—

Consumer cyclicals	12,287,334	2,892,983	—

Consumer staples	5,954,517	2,103,076	645

Energy	8,088,281	1,180,982	—

Financials	15,182,345	4,942,869	—

Health care	11,279,224	1,873,831	—

Technology	16,771,188	1,167,923	—

Transportation	1,823,931	511,266	—

Utilities and power	2,275,309	854,919	—

Total common stocks	89,390,157	19,753,413	645

Convertible bonds and notes	—	27,300	—

Convertible preferred stocks	26,188	26,180	—

Corporate bonds and notes	—	34,710,832	—

Foreign government and agency bonds and notes	—	1,256,818	—

Investment companies	2,442,815	—	—

Mortgage-backed securities	—	6,160,272	—

Municipal bonds and notes	—	70,621	—

Preferred stocks	38,238	145,738	—

Senior loans	—	344,618	—

U.S. government and agency mortgage obligations	—	24,120,399	—

Warrants	—	—	—

Short-term investments	32,144,304	13,890,328	—

Totals by level	$124,041,702	$100,506,519	$645

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$63,620	$—

Futures contracts	224,605	—	—

Interest rate swap contracts	—	(62,302)	—

Total return swap contracts	—	26,241	—

Credit default contracts	—	1,019,967	—

Totals by level	$224,605	$1,047,526	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 35

Statement of assets and liabilities
12/31/13

Assets

Investment in securities, at value, including $4,335,334 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $163,784,886)	$187,976,458

Affiliated issuers (identified cost $36,572,408) (Notes 1 and 5)	36,572,408

Foreign currency (cost $56,503) (Note 1)	56,284

Dividends, interest and other receivables	932,429

Receivable for shares of the fund sold	2,558

Receivable for investments sold	1,245,696

Receivable for sales of delayed delivery securities (Note 1)	26,580

Receivable for variation margin (Note 1)	127,208

Unrealized appreciation on forward currency contracts (Note 1)	759,747

Unrealized appreciation on OTC swap contracts (Note 1)	231,345

Total assets	227,930,713

Liabilities

Payable to custodian	124,568

Payable for investments purchased	28,776

Payable for purchases of delayed delivery securities (Note 1)	24,095,535

Payable for shares of the fund repurchased	34,887

Payable for compensation of Manager (Note 2)	98,740

Payable for custodian fees (Note 2)	68,668

Payable for investor servicing fees (Note 2)	15,602

Payable for Trustee compensation and expenses (Note 2)	131,895

Payable for administrative services (Note 2)	1,296

Payable for distribution fees (Note 2)	12,130

Payable for variation margin (Note 1)	107,192

Unrealized depreciation on OTC swap contracts (Note 1)	192,644

Premium received on OTC swap contracts (Note 1)	16,948

Unrealized depreciation on forward currency contracts (Note 1)	696,127

Collateral on securities loaned, at value (Note 1)	4,428,104

Other accrued expenses	149,643

Total liabilities	30,202,755

Net assets	$197,727,958

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$162,684,178

Undistributed net investment income (Note 1)	4,025,368

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	5,981,617

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	25,036,795

Total — Representing net assets applicable to capital shares outstanding	$197,727,958

Computation of net asset value Class IA

Net assets	$139,871,650

Number of shares outstanding	7,453,026

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$18.77

Computation of net asset value Class IB

Net assets	$57,856,308

Number of shares outstanding	3,064,475

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$18.88

The accompanying notes are an integral part of these financial statements.

36 Putnam VT Global Asset Allocation Fund

Statement of operations
Year ended 12/31/13

Investment income

Interest (net of foreign tax of $1,258) (including interest income of $26,552 from investments in affiliated issuers) (Note 5)	$3,146,786

Dividends (net of foreign tax of $52,655)	2,388,406

Securities lending (Note 1)	23,031

Total investment income	5,558,223

Expenses

Compensation of Manager (Note 2)	1,229,273

Investor servicing fees (Note 2)	205,138

Custodian fees (Note 2)	154,958

Trustee compensation and expenses (Note 2)	16,906

Distribution fees (Note 2)	167,196

Administrative services (Note 2)	5,482

Auditing and tax fees	118,778

Other	92,502

Total expenses	1,990,233

Expense reduction (Note 2)	(4,429)

Net expenses	1,985,804

Net investment income	3,572,419

Net realized gain on investments (Notes 1 and 3)	18,201,218

Net realized gain on swap contracts (Note 1)	1,661,401

Net realized gain on futures contracts (Note 1)	3,540,762

Net realized loss on foreign currency transactions (Note 1)	(377,791)

Net realized gain on written options (Notes 1 and 3)	531

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	41,635

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	10,000,603

Net gain on investments	33,068,359

Net increase in net assets resulting from operations	$36,640,778

Statement of changes in net assets

	Year ended	Year ended
	12/31/13	12/31/12

Decrease in net assets

Operations:

Net investment income	$3,572,419	$4,481,888

Net realized gain on investments and foreign currency transactions	23,026,121	19,396,744

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,042,238	4,699,196

Net increase in net assets resulting from operations	36,640,778	28,577,828

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,960,266)	(1,417,950)

Class IB	(1,371,786)	(540,548)

Decrease from capital share transactions (Note 4)	(41,988,863)	(28,105,758)

Total decrease in net assets	(9,680,137)	(1,486,428)

Net assets:

Beginning of year	207,408,095	208,894,523

End of year (including undistributed net investment income of $4,025,368 and $3,833,355, respectively)	$197,727,958	$207,408,095

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 37

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

12/31/13	$16.01	.31	2.81	3.12	(.36)	(.36)	$18.77	19.78	$139,872.89		1.82	164

12/31/12	14.11	.34	1.71	2.05	(.15)	(.15)	16.01	14.58	135,792.89		2.20	200

12/31/11	14.79	.33	(.33)	— [f]	(.68)	(.68)	14.11	(.18)	138,271.88		2.27	131

12/31/10	13.64	.38	1.59	1.97	(.82)	(.82)	14.79	14.95	159,677	.87g	2.75	159

12/31/09	10.87	.41	3.12	3.53	(.76)	(.76)	13.64	35.36	160,419	.99 [h,i]	3.55 [h]	178

Class IB

12/31/13	$16.10	.27	2.83	3.10	(.32)	(.32)	$18.88	19.49	$57,856	1.14	1.58	164

12/31/12	14.20	.30	1.71	2.01	(.11)	(.11)	16.10	14.20	71,616	1.14	1.96	200

12/31/11	14.88	.29	(.32)	(.03)	(.65)	(.65)	14.20	(.42)	70,624	1.13	2.02	131

12/31/10	13.72	.35	1.60	1.95	(.79)	(.79)	14.88	14.69	79,537	1.12 [g]	2.50	159

12/31/09	10.90	.39	3.15	3.54	(.72)	(.72)	13.72	35.21	76,413	1.24 [h,i]	3.28 [h]	178

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes TBA purchase and sale transactions.

f Amount represents less than $0.01 per share.

g Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.05% of average net assets for the period ended December 31, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.10% of average net assets.

i Includes interest accrued in connection with certain derivatives contracts, which amounted to 0.13% of average net assets as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

38 Putnam VT Global Asset Allocation Fund

Notes to financial statements 12/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through December 31, 2013.

Putnam VT Global Asset Allocation Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term return consistent with preservation of capital. The fund invests mainly in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes

Putnam VT Global Asset Allocation Fund 39

in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

40 Putnam VT Global Asset Allocation Fund

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $85,951 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $239,625 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $261,889.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The

Putnam VT Global Asset Allocation Fund 41

fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $4,335,334 and the fund received cash collateral of $4,428,104.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from interest on payment-in-kind securities, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $951,646 to increase undistributed net investment income, $99,435 to increase paid-in-capital and $1,051,081 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$25,170,019
Unrealized depreciation	(2,081,879)

Net unrealized appreciation	23,088,140
Undistributed ordinary income	4,638,188
Undistributed long-term gain	7,721,273

Cost for federal income tax purposes	$201,453,066

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract,

42 Putnam VT Global Asset Allocation Fund

investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$138,223
Class IB	66,915

Total	$205,138

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $34 under the expense offset arrangements and by $4,395 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $133, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$167,196

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $259,158,029 and $290,643,383, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of no monies and $20,550, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written option
	contract amount	Written option premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	3,629	942

Options exercised	(1,332)	(319)

Options expired	(136)	(196)

Options closed	(2,161)	(427)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/13		Year ended 12/31/12		Year ended 12/31/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	192,637	$3,280,966	97,970	$1,503,304	333,058	$5,710,014	514,226	$7,891,214

Shares issued in connection with reinvestment
of distributions	177,580	2,960,266	92,859	1,417,950	81,605	1,371,786	35,123	540,548

	370,217	6,241,232	190,829	2,921,254	414,663	7,081,800	549,349	8,431,762

Shares repurchased	(1,399,260)	(24,124,962)	(1,505,399)	(22,936,597)	(1,797,231)	(31,186,933)	(1,077,019)	(16,522,177)

Net decrease	(1,029,043)	$(17,883,730)	(1,314,570)	$(20,015,343)	(1,382,568)	$(24,105,133)	(527,670)	$(8,090,415)

Putnam VT Global Asset Allocation Fund 43

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$32,926,752	$3,745,227	$36,671,979	$5,786	$—

Putnam Short Term Investment Fund*	—	83,869,070	51,724,766	20,766	32,144,304

Totals	$32,926,752	$87,614,297	$88,396,745	$26,552	$32,144,304

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$800

Written equity option contracts (contract amount) (Note 3)	$800

Futures contracts (number of contracts)	1,000

Forward currency contracts (contract amount)	$113,700,000

OTC interest rate swap contracts (notional)	$17,400,000

Centrally cleared interest rate swap contracts (notional)	$10,900,000

OTC total return swap contracts (notional)	$23,500,000

OTC credit default swap contracts (notional)	$11,800,000

Centrally cleared credit default contracts (notional)	$4,400,000

Warrants (number of warrants)	8,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables, Net assets —
	Unrealized appreciation	$1,024,455*	Payables	$4,488

Foreign exchange contracts	Receivables	759,747	Payables	696,127

Equity contracts	Investments, Receivables, Net		Payables, Net assets —
	assets — Unrealized appreciation	1,466,451*	Unrealized depreciation	1,043,550*

Interest rate contracts	Receivables, Net		Payables, Net assets —
	assets — Unrealized appreciation	142,840*	Unrealized depreciation	377,197*

Total		$3,393,493		$2,121,362

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

44 Putnam VT Global Asset Allocation Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging				Forward currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,652,128	$1,652,128

Foreign exchange contracts	—	—	—	(328,408)	—	$(328,408)

Equity contracts	268	6	4,154,857	—	105,012	$4,260,143

Interest rate contracts	—	—	(614,095)	—	(95,739)	$(709,834)

Total	$268	$6	$3,540,762	$(328,408)	$1,661,401	$4,874,029

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$383,514	$383,514

Foreign exchange contracts	—	—	(8,655)	—	$(8,655)

Equity contracts	(1,852)	288,294	—	25,358	$311,800

Interest rate contracts	—	(148,843)	—	91,761	$(57,082)

Total	$(1,852)	$139,451	$(8,655)	$500,633	$629,577

Putnam VT Global Asset Allocation Fund 45

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$9,013	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$9,013

OTC Total return swap contracts*#	—	4,518	—	208,340	101	—	—	5,344	—	475	—	—	—	—	—	218,778

OTC Credit default swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Centrally cleared credit default
swap contracts	—	—	34,302	—	—	—	—	—	—	—	—	—	—	—	—	34,302

Futures contracts§	—	—	—	—	—	—	—	—	—	—	83,893	—	—	—	—	83,893

Forward currency contracts#	9,947	48,279	—	162,171	86,880	2,704	—	27,934	52,100	31,428	—	47,434	75,267	154,376	61,227	759,747

Securities on loan**	—	—	—	—	—	—	4,335,334	—	—	—	—	—	—	—	—	4,335,334

Total Assets	$9,947	$52,797	$43,315	$370,511	$86,981	$2,704	$4,335,334	$33,278	$52,100	$31,903	$83,893	$47,434	$75,267	$154,376	$61,227	$5,441,067

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	4,195	—	—	—	—	—	—	—	—	—	—	—	—	4,195

OTC Total return swap contracts*#	—	1,885	—	190,160	385	—	—	—	—	107	—	—	—	—	—	192,537

OTC Credit default swap contracts*#	684	175	—	—	3,629	—	—	—	—	—	—	—	—	—	—	4,488

Centrally cleared credit default
swap contracts	—	—	52,046	—	—	—	—	—	—	—	—	—	—	—	—	52,046

Futures contracts§	—	—	—	—	—	—	—	—	—	—	50,951	—	—	—	—	50,951

Forward currency contracts #	81,770	111,516	—	83,578	41,572	16,359	—	25,902	41,908	67,179	—	104,735	50,510	13,219	57,879	696,127

Total Liabilities	$82,454	$113,576	$56,241	$273,738	$45,586	$16,359	$—	$25,902	$41,908	$67,286	$50,951	$104,735	$50,510	$13,219	$57,879	$1,000,344

Total Financial and Derivative
Net Assets	$(72,507)	$(60,779)	$(12,926)	$96,773	$41,395	$(13,655)	$4,335,334	$7,376	$10,192	$(35,383)	$32,942	$(57,301)	$24,757	$141,157	$3,348	$4,440,723

Total collateral received (pledged) ##†	$(72,507)	$(60,779)	$—	$—	$—	$—	$4,335,334	$—	$—	$(9,999)	$—	$(20,996)	$—	$85,951	$—	$4,257,004

Net amount	$—	$—	$(12,926)	$96,773	$41,395	$(13,655)	$—	$7,376	$10,192	$(25,384)	$32,942	$(36,305)	$24,757	$55,206	$3,348	$183,719

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to the financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

46 Putnam VT Global Asset Allocation Fund	Putnam VT Global Asset Allocation Fund 47

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $8,493,400 as a capital gain dividend with respect to the taxable year ended December 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 27.47% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

48 Putnam VT Global Asset Allocation Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting.

In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

Putnam VT Global Asset Allocation Fund 49

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key finan-cial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense

50 Putnam VT Global Asset Allocation Fund

limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	2nd

For the one-year and three-year periods ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 231, 198 and 144 funds, respectively, in

Putnam VT Global Asset Allocation Fund 51

your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services

52 Putnam VT Global Asset Allocation Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses.	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Putnam VT Global Asset Allocation Fund 53

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer, Putnam	Services, Putnam Investments and
Investments, Putnam Management, and	Putnam Management
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

54 Putnam VT Global Asset Allocation Fund

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Putnam VT Global Asset Allocation Fund 55

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56 Putnam VT Global Asset Allocation Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Auditor	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Global Asset Allocation Fund 57

This report has been prepared for the shareholders	H505
of Putnam VT Global Asset Allocation Fund.	285149 2/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2013	$103,311	$ —	$13,607	$ —
December 31, 2012	$137,663	$ —	$11,506	$426

For the fiscal years ended December 31, 2013 and December 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $163,607 and $264,044 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2013	$ —	$150,000	$ —	$ —

December 31, 2012	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014